File No. 33-83238
                                                               File No. 811-8724
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

            Pre-Effective Amendment No.
                                        --------
            Post-Effective Amendment No.   7
                                        --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           Amendment No.   8
                                        --------

                        (Check appropriate box or boxes)

                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 431-3000

                                                               Copies to:
Amy J. Lee
Associate General Counsel and Vice President           Jeffrey S. Puretz, Esq.
Security Benefit Group, Inc.                           Dechert Price & Rhoads
700 Harrison Street, Topeka, KS 66636-0001             1500 K Street, N.W.
(Name and address of Agent for Service)                Washington, DC 20005

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 1998, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on April 30, 1998, pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on April 30, 1998, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                              Cross Reference Sheet
                             Pursuant to Rule 495(a)

               Showing Location in Part A (Prospectus) and Part B
              (Statement of Additional Information) of Registration
                  Statement of Information Required by Form N-4

--------------------------------------------------------------------------------

                                     PART A

ITEM OF FORM N-4                                PROSPECTUS CAPTION
----------------                                ------------------

  1.  Cover Page............................    Cover Page

  2.  Definitions...........................    Definitions

  3.  Synopsis..............................    Summary; Expense Table;
                                                Contractual Expenses; Annual
                                                Separate Account Expenses;
                                                Annual Portfolio Expenses
  4.  Condensed Financial Information

      (a)Accumulation Unit Values...........    Condensed Financial Information

      (b)Performance Data...................    Performance Information

      (c)Additional Financial Information...    Additional Information;
                                                Financial Statements

  5.  General Description of Registrant,
      Depositor, and Portfolio Companies

      (a)Depositor..........................    Information about the Company,
                                                the Separate Account, and the
                                                Funds; Security Benefit Life
                                                Insurance Company; Year 2000
                                                Compliance

      (b)Registrant.........................    Separate Account; Information
                                                about the Company, the Separate
                                                Account, and the Funds
                                                Information about the Company,
                                                the Separate Account, and the
                                                Funds; The Funds; The

      (c)Portfolio Company..................    Investment Advisers

      (d)Fund Prospectus....................    The Funds

      (e)Voting Rights......................    Voting of Fund Shares

      (f)Administrators.....................    Security Benefit Life Insurance
                                                Company

  6.  Deductions and Expenses

      (a)General............................    Charges and Deductions;
                                                Mortality and Expense Risk
                                                Charge; Premium Tax Charge;
                                                Other Charges; Guarantee of
                                                Certain Charges; Fund Expenses;
                                                Contract Charges

      (b)Sales Load %.......................    N/A

      (c)Special Purchase Plan..............    N/A

      (d)Commissions........................    N/A

      (e)Fund Expenses......................    Fund Expenses

      (f)Organization Expenses..............    N/A

  7.  General Description of Contracts

      (a)Persons with Rights................    The Contract; More About the
                                                Contract; Ownership; Joint
                                                Owners; Contract Benefits; The
                                                Fixed Interest Account; Reports
                                                to Owners

      (b)(i) Allocation of Purchase
                 Payments...................    Purchase Payments; Allocation of
                                                Purchase Payments

        (ii) Transfers......................    Exchanges of Contract Value;
                                                Telephone Exchange Privileges;
                                                Dollar Cost Averaging Option;
                                                Asset Rebalancing Option;
                                                Exchanges and Withdrawals

       (iii) Exchanges......................    Exchanges of Contract Value;
                                                Exchanges and Withdrawals

      (c)Changes............................    Substitution of Investments;
                                                Changes to Comply with Law and
                                                Amendments

      (d)Inquiries..........................    Contacting the Company

  8.  Annuity Period........................    Annuity Period; General; Annuity
                                                Options; Selection of an Option

  9.  Death Benefit.........................    Death Benefit

10.   Purchases and Contract Value

      (a)Purchases..........................    The Contract; General;
                                                Application for a Contract;
                                                Purchase Payments; Dollar Cost
                                                Averaging Option; Asset
                                                Rebalancing Option

      (b)Valuation..........................    Contract Value; Determination of
                                                Contract Value; Exchanges of
                                                Contract Value; Interest

      (c)Daily Calculation..................    Determination of Contract Value

      (d)Underwriter........................    Distribution of the Contract

11.   Redemptions

      (a)- By Owners........................    Full and Partial Withdrawals;
                                                Systematic Withdrawals; Payments
                                                from the Separate Account;
                                                Payments from the Fixed Interest
                                                Account;

         - By Annuitant.....................    Annuity Options

      (b)Texas ORP..........................    N/A

      (c)Check Delay........................    N/A

      (d)Lapse..............................    Full and Partial Withdrawals

      (e)Free Look..........................    Free-Look Right

12.   Taxes.................................    Federal Tax Matters;
                                                Introduction; Tax Status of the
                                                Company and the Separate
                                                Account; Income Taxation of
                                                Annuities in General -- Non-
                                                Qualified Plans; Additional
                                                Considerations; Qualified Plans

13.   Legal Proceedings.....................    Legal Proceedings; Legal Matters

14.   Table of Contents for the Statement of
      Additional Information................    Statement of Additional
                                                Information

                                     PART B

ITEM OF FORM N-4                     STATEMENT OF ADDITIONAL INFORMATION CAPTION
----------------                     -------------------------------------------

15.   Cover Page............................    Cover Page

16.   Table of Contents.....................    Table of Contents

17.   General Information and History.......    General Information and History

18.   Services

      (a)Fees and Expenses of Registrant....    N/A

      (b)Management Contracts...............    N/A

      (c)Custodian..........................    N/A

         Independent Public Accountant......    Experts

      (d)Assets of Registrant...............    N/A

      (e)Affiliated Persons.................    N/A

      (f)Principal Underwriter..............    N/A

                                                Distribution of the Contract;
                                                Limits on Premiums Paid Under
                                                Tax-Qualified Retirement

19.   Purchase of Securities Being Offered..    Plans

20.   Underwriters..........................    Distribution of the Contract

21.   Calculation of Performance Data.......    Performance Information

22.   Annuity Payments......................    N/A

23.   Financial Statements..................    Financial Statements

      VARIABLE ANNUITY PROSPECTUS

T. Rowe Price No-Load Variable Annuity
              An Individual Flexible Premium
              Deferred Variable Annuity Contract
              May 1, 1998


Issued By:                              Mailing Address:
Security Benefit                        T. Rowe Price Variable
Life Insurance Company                  Annuity Service Center
700 SW Harrison Street                  P.O. Box 750440
Topeka, Kansas 66636-0001               Topeka, Kansas 66675-0440
1-800-888-2461                          1-800-469-6587

Variable Annuity Prospectus                                                    2

INTRODUCTION

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

              THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC., AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. THE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

       This Prospectus describes the T. Rowe Price No-Load Variable Annuity - an individual flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") or in connection with an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code ("Qualified Plan"). The Contract is designed to give Contractowners flexibility in planning for retirement and other financial goals. During the Accumulation Period, the Contract provides for the accumulation of a Contractowner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for annuity payments on either a variable basis, a fixed basis, or both to begin on the Annuity Payout Date. The minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) to purchase a Contract in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) to purchase a Contract in connection with a Qualified Plan. Subsequent purchase payments are flexible, though they must be for at least $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Contract funding a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Contract funding a Qualified Plan. Purchase payments may be allocated at the Contractowner's discretion to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account (the "Separate Account"), or to the Fixed Interest Account of the Company. Each Subaccount of the Separate Account invests in a corresponding portfolio ("Portfolio") of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price New America Growth Portfolio
T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

Variable Annuity Prospectus                                                    3

       Prospective purchasers should be aware that the investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds T. Rowe Price Associates, Inc. ("T. Rowe Price") sponsors, including other mutual funds with investment objectives and policies similar to those of the Funds.

       The Contract Value in the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account" on page 27. Contract Value in the Fixed Interest Account is guaranteed by the Company.

       The Contract Value in the Subaccounts under a Contract will vary based on investment performance of the Subaccounts to which the Contract Value is allocated. No minimum amount of Contract Value in the Subaccounts is guaranteed.

       A Contract may be returned according to the terms of its Free-Look Right (see "Free-Look Right," page 22). This Prospectus concisely sets forth information about the Contract and the Separate Account that a prospective investor should know before purchasing the Contract. Certain additional information is contained in a "Statement of Additional Information," dated May 1, 1998, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 41 of this Prospectus.

              Date: May 1, 1998

Variable Annuity Prospectus                                                    4

CONTENTS

       THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, THE FUNDS' PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENT THERETO.

              Definitions                                              5
              Summary                                                  7
              Expense Table                                            9
              Condensed Financial Information                         11
              Information About the Company, the Separate Account,
               and the Funds                                          12
              The Contract                                            15
              Charges and Deductions                                  23
              Annuity Period                                          25
              The Fixed Interest Account                              27
              More About the Contract                                 29
              Federal Tax Matters                                     30
              Other Information                                       37
              Performance Information                                 39
              Additional Information                                  40

Variable Annuity Prospectus                                                    5

DEFINITIONS

       Various terms commonly used in this Prospectus are defined as follows:

       ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

       ACCUMULATION UNIT A unit of measure used to calculate the value of a Contractowner's interest in a Subaccount during the Accumulation Period.

       ANNUITANT The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

       ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

       ANNUITY OPTIONS Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

       ANNUITY PERIOD The period during which annuity payments are made.

       ANNUITY PAYOUT DATE The date when annuity payments are scheduled to begin.

       AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from the owner's checking account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

       CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

       CONTRACTOWNER OR OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

       CONTRACT VALUE The total value of the amounts in a Contract allocated to the Subaccounts of the Separate Account and the Fixed Interest Account as of any Valuation Date.

       CONTRACT YEAR Each 12-month period measured from the Contract Date.

       DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

       FIXED INTEREST ACCOUNT An account that is part of the Company's General Account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

       FUNDS T.Rowe Price Equity Series, Inc., T.Rowe Price Fixed Income Series, Inc., and T.Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

Variable Annuity Prospectus                                                    6

       GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

       PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

       SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account is a separate account of the Company. Contract Value under the Contract may be allocated to Subaccounts of the Separate Account for variable accumulation.

       SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds. Currently, seven Subaccounts are available under the Contract.

       T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

       VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

       VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

       WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Contract Value less any premium taxes due and paid by the Company.

Variable Annuity Prospectus                                                    7

SUMMARY

       This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" on page 27 and in the Contract.

PURPOSE OF THE CONTRACT

       The individual flexible premium deferred variable annuity contract ("Contract") described in this Prospectus is designed to give Contractowners flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period, and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner can pursue various allocation options by allocating purchase payments to the Subaccounts of the Separate Account or to the Fixed Interest Account. See "The Contract," page 15.

       The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code of 1986, as amended ("Qualified Plan").

THE SEPARATE ACCOUNT AND THE FUNDS

       Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account," page 13. The Separate Account is currently divided into seven accounts referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.

              T. ROWE PRICE EQUITY SERIES, INC.

              T. Rowe Price New America Growth Portfolio
              T. Rowe Price Mid-Cap Growth Portfolio
              T. Rowe Price Equity Income Portfolio
              T. Rowe Price Personal Strategy Balanced Portfolio

              T. ROWE PRICE FIXED INCOME SERIES, INC.

              T. Rowe Price Limited-Term Bond Portfolio
              T. Rowe Price Prime Reserve Portfolio

              T. ROWE PRICE INTERNATIONAL SERIES, INC.

              T. Rowe Price International Stock Portfolio

       Amounts held in a Subaccount will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount of the Separate Account.

FIXED INTEREST ACCOUNT

       Purchase payments designated to accumulate on a fixed basis may be allocated to the Fixed Interest Account, which is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account" on page 27.

Variable Annuity Prospectus                                                    8

PURCHASE PAYMENTS

       The minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) for a Contract issued in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) for a Contract issued in connection with a Qualified Plan. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Contract funding a Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Contract funding a Qualified Plan. See "Purchase Payments" on page 16.

CONTRACT BENEFITS

       During the Accumulation Period, Contract Value may be exchanged by the Contractowner among the Subaccounts of the Separate Account and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract" on page 15 and "The Fixed Interest Account" on page 27.

       At any time before the Annuity Payout Date, a Contract may be surrendered for its Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value, subject to certain restrictions described in "The Fixed Interest Account" on page 27. See "Full and Partial Withdrawals," page 20 and "Federal Tax Matters," page 30 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

       The Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. See "Death Benefit," on page 22 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Payments under the fixed Annuity Options will be guaranteed by the Company. See "Annuity Period" on page 25.

FREE-LOOK RIGHT

       An Owner may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when the Owner receives the Contract. In this event, the Company will refund to the Owner purchase payments allocated to the Fixed Interest Account plus the Contract Value in the Subaccounts increased by any fees or other charges paid. The Company will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances in which it is required to do so. See "Free-Look Right" on page 22.

CHARGES AND DEDUCTIONS

       The Company does not make any deductions for sales loads from purchase payments. Certain charges will be deducted in connection with the Contract as described below.

        Mortality and Expense Risk Charge The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of .55% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge" on page 23.

        Premium Tax Charge The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge" on page 24.

Variable Annuity Prospectus                                                    9

        Other Expenses The operating expenses of the Separate Account are paid by the Company. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the Prospectus for the Funds.

CONTACTING THE COMPANY

       All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to the T. Rowe Price Variable Annuity Service Center, at P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

EXPENSE TABLE

       The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners allocating Contract Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 24. The information contained in the table is not applicable to amounts allocated to the Fixed Interest Account.

       For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 23. For a more complete description of each Fund's costs and expenses, see the Funds' prospectus, which accompanies this Prospectus.

              Table 1

CONTRACTUAL EXPENSES
  Sales Load on Purchase Payments                                        None
  Annual Maintenance Fee                                                 None

ANNUAL SEPARATE ACCOUNT EXPENSES
  Annual Mortality and Expense Risk Charge (as a percentage of each
     Subaccount's average daily net assets)                               .55%
  Total Annual Separate Account Expenses                                  .55%

ANNUAL PORTFOLIO EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY
NET ASSETS)
                                                                       Total
                                                    Management  Other  Portfolio
                                                        Fee*  Expenses Expenses
T. Rowe Price New America Growth Portfolio ...........  .85%      0%     .85%
T. Rowe Price International Stock Portfolio .......... 1.05%      0%    1.05%
T. Rowe Price Mid-Cap Growth Portfolio ...............  .85%      0%     .85%
T. Rowe Price Equity Income Portfolio ................  .85%      0%     .85%
T. Rowe Price Personal Strategy Balanced Portfolio ...  .90%      0%     .90%
T. Rowe Price Limited-Term Bond Portfolio ............  .70%      0%     .70%
T. Rowe Price Prime Reserve Portfolio ................  .55%      0%     .55%

*The management fee includes the ordinary expenses of operating the Funds.

Example
The example presented below shows expenses that a Contractowner would pay at the end of one, three, five, or ten years. The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized. The example shows expenses based upon an allocation of $1,000 to each of the Subaccounts.

Variable Annuity Prospectus                                                   10

       The example below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

       EXAMPLE - The Owner would pay the expenses shown below on a $1,000 investment, assuming 5% annual return on assets:

                                                 1 Year 3 Years 5 Years 10 Years
New America Growth Subaccount .................    $14     $44     $77     $168
International Stock Subaccount ................    $16     $50     $87     $190
Mid-Cap Growth Subaccount .....................    $14     $44     $77     $168
Equity Income Subaccount ......................    $14     $44     $77     $168
Personal Strategy Balanced Subaccount .........    $15     $46     $79     $174
Limited-Term Bond Subaccount ..................    $13     $40     $69     $151
Prime Reserve Subaccount ......................    $11     $35     $61     $134

Variable Annuity Prospectus                                                   11

CONDENSED FINANCIAL INFORMATION

       The following condensed financial information presents accumulation unit values for the years ended December 31, 1997 and 1996, and the period April 1, 1995 (date of inception), through December 31, 1995, as well as ending accumulation units outstanding under each Subaccount.

                                              1995           1996          1997
NEW AMERICA GROWTH SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $     10.00  $       13.40  $       16.00
   End of period ....................  $     13.40  $       16.00  $       19.28

  Accumulation units:
   Outstanding at the end of period .      333,934      1,596,903      2,030,514

INTERNATIONAL STOCK SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       11.19  $     12.77
   End of period ....................  $       11.19  $       12.77  $     13.09

  Accumulation units:
   Outstanding at the end of period .        218,427      1,124,821    1,562,428

EQUITY INCOME SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       12.37  $     14.70
   End of period ....................  $       12.37  $       14.70  $     18.84

  Accumulation units:
   Outstanding at the end of period .        365,712      1,902,935    3,450,047

PERSONAL STRATEGY BALANCED SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       11.90  $     13.51
   End of period ....................  $       11.90  $       13.51  $     15.86

  Accumulation units:
   Outstanding at the end of period .        148,349        599,843      983,602

LIMITED-TERM BOND SUBACCOUNT

  Accumulation unit value:
   Beginning of period ..............  $       10.00  $       10.64  $     10.93
   End of period ....................  $       10.64  $       10.93  $     11.60

  Accumulation units:
   Outstanding at the end of period .         86,891        445,079      626,694

MID-CAP GROWTH SUBACCOUNT*

  Accumulation unit value:
   Beginning of period ..............                                $     10.00
   End of period ....................                                $     11.82

  Accumulation units:
   Outstanding at the end of period .                                  1,100,979

PRIME RESERVE SUBACCOUNT*

  Accumulation unit value:
   Beginning of period ..............                                $     10.00
   End of period ....................                                $     10.48

  Accumulation units:
   Outstanding at the end of period .                                    769,829

*The Mid-Cap Growth and Prime Reserve Subaccounts commenced operations on January 2, 1997.

Variable Annuity Prospectus                                                   12

INFORMATION ABOUT THE COMPANY,
THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY

       The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

       The Company offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1997, Security Benefit had total assets of approximately $6.4 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $7.5 billion.

       The Company's Board of Directors has approved a Plan of Conversion ("Plan") under which the Company would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly formed mutual holding company to be na med Security Benefit Mutual Holding Company. Under the Plan, membership interests of current Contractowners would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from the Company would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce Contract benefits, values, guarantees, or other obligations to Contractowners. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas and the Company's policyholders, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.

YEAR 2000 COMPLIANCE

       Like other insurance companies, as well as other financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Company in performing its administrative functions do not properly process and calculate date-related information and data before, during, and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by the Company with respect to the Contract, and (ii) the management services provided to the Funds by T. Rowe Price, as well as transfer agency, accounting, custody, distribution, and other services provided to the Funds. For more information on T. Rowe Price Year 2000 compliance efforts, see the Funds' prospectus, which accompanies this Prospectus.

       The Company has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development the year portion of the date field will be expanded to four digits using the format YYYYMMDD. The Company's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers, and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. The Company has completed the inventory of its internal and external systems and has made substantial

Variable Annuity Prospectus                                                   13

       progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

       Although the Company has taken steps to ensure that its systems will function properly before, during, and after the Year 2000, its key operating systems and information sources are provided by or through external vendors, which creates uncertainty to the extent the Company is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to the Company at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contract.

       The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Company is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

PUBLISHED RATINGS

       The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk as sociated with an investment in the Separate Account.

SEPARATE ACCOUNT

       T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

       The T. Rowe Price Variable Annuity Account was established by the Company as a separate account on March 28, 1994, pursuant to procedures established under Kansas law. The income, gains, or losses of the Separate Account, whether or not realized, are, in accordance with the Contracts, credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts are not chargeable with liabilities arising from any other business tha t the insurance company conducts if, and to the extent the contracts so provide, and the Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

Variable Annuity Prospectus                                                   14

       The Separate Account is currently divided into seven Subaccounts. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under current contractual arrangements with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless such change is necessary to comply with applicable laws, shares of any or all of the Portfolios should no longer be available for investment, or, if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract," page 39.

       The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

The Funds

       The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. (the "Funds") are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have seven separate portfolios ("Portfolios"), each of which pursues different investment objectives and policies.

       In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds, although currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Funds' prospectus.

       A summary of the investment objective of each Portfolio of the Funds is described below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

       THE FUNDS' PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

       T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

       The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of U.S. growth companies which operate in service industries.

Variable Annuity Prospectus                                                   11

       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

       The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

       T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

       The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in companies that offer proven products or services.

       T. ROWE PRICE EQUITY INCOME PORTFOLIO

       The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

       T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

       The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

       T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

       The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term investment grade debt securities.

       T. Rowe Price Prime Reserve Portfolio

       The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

THE INVESTMENT ADVISERS

       T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. Rowe Price-Fleming International, Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As Investment Adviser to each of the Portfolios, except the T. Rowe Price International Stock Portfolio, T. Rowe Price is responsible for selection and management of portfolio investments. As Investment Adviser to the T. Rowe Price International Stock Portfolio, Price-Fleming is responsible for selection and management of its portfolio investments. T. Rowe Price and Price-Fleming are registered with the SEC as investment advisers.

       T. Rowe Price and Price-Fleming are not affiliated with the Company, and the Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT

GENERAL

       The Contract offered by this Prospectus is an individual flexible premium deferred variable annuity that is issued by the Company. To the extent that all or a portion of purchase payments are allocated to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. During the Accumulation Period, a Contractowner's value accumulates on either a variable basis, a

Variable Annuity Prospectus                                                   16

       fixed basis, or both, depending on the Owner's allocation of Contract Value to the Subaccounts and the Fixed Interest Account. The Contract also provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which Contract Value has been allocated and the amount of interest credited on Contract Value that has been allocated to the Fixed Interest Account.

       The Contract is available for purchase as a non-tax qualified retirement plan ("Non-Qualified Plan") by an individual. The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code ("Qualified Plan"). Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

       Any person wishing to purchase a Contract may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if an applicant owns shares of one or more Funds distributed by Investment Services ("T. Rowe Price Funds"), by electing on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. The redemption of fund shares is a sale of shares for tax purposes, which may result in a taxable gain or loss. The application may be obtained by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

       The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

       The minimum initial purchase payment for the purchase of a Contract is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) in connection with a Qualified Plan. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 if made pursuant to an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Cumulative purchase payments exceeding $1 million will not be accepted under a Contract without prior approval of the Company.

       An initial purchase payment will be applied not later than the end of the second Valuation Date after the Valuation Date is received by the Company at the T. Rowe Price Variable Annuity Service Center if the purchase payment is preceded or accompanied by an application that contains sufficient information necessary to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will notify the applicant that it does not have the necessary information to issue a Contract. If the necessary information is not provided to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial purchase payment to the applicant unless the applicant consents to the Company retaining the purchase payment until the application is made complete.

Variable Annuity Prospectus                                                   17

       Subsequent purchase payments will be credited as of the end of the Valuation Period in which they are received by the Company at the T. Rowe Price Variable Annuity Service Center. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if an Owner owns shares of one or more T. Rowe Price Funds, by directing Investment Services to redeem shares of that fund(s) and forw ard the redemption proceeds to the Company as a subsequent purchase payment. The minimum initial purchase payment required must be paid before the Automatic Investment Program will be accepted by the Company. The redemption of fund shares is a sale of shares for tax purposes, which may result in a taxable gain or loss.

ALLOCATION OF PURCHASE PAYMENTS

       In an application for a Contract, the Contractowner selects the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. Purchase payments will be allocated according to the Contractowner's instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives include the seven Subaccounts and the Fixed Interest Account.

       A Contractowner may change the purchase payment allocation instructions by submitting a proper written request to the T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt by the Company at the T. Rowe Price Variable Annuity Service Center and will continue in effect until subsequently changed. Changes in purchase payment allocation instructions may be made by telephone or by sending a request in writing to the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing Contract Value. Such Contract Value, however, may be exchanged among the Subaccounts of the Separate Account and the Fixed Interest Account in the manner described in "Exchanges of Contract Value," page 19.

DOLLAR COST AVERAGING OPTION

       The Company currently offers an option under which Contractowners may dollar cost average their allocations in the Subaccounts under the Contract by authorizing the Company to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

       A Dollar Cost Averaging Request form is available from the T. Rowe Price Variable Annuity Service Center upon request. On the form, the Contractowner must designate whether Contract Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time.

Variable Annuity Prospectus                                                   18

       To elect the Dollar Cost Averaging Option, the Owner's Contract Value must be at least $5,000, ($2,000 for a Contract funding a Qualified
       Plan), and a Dollar Cost Averaging Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. The Dollar Cost Averaging Request form will not be considered complete until the Contractowner's Contract Value is at least the required amount. A Contractowner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

       After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Contract Value in amounts designated by the Contractowner from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts chosen by the Contractowner. The minim um amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. Each exchange will be effected on the date specified by the Owner or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at the
       T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Contract Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed in "Exchanges of Contract Value" on page 19.

       A Contractowner may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Contract Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless the Contractowner instructs otherwise. If a Contractowner wishes to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the T. Rowe Price Variable Annuity Service Center, and the Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Contract Value at that time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

       Contract Value may also be dollar cost averaged to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account," page 27.

ASSET REBALANCING OPTION

       The Company currently offers an option under which Contractowners may authorize the Company to automatically exchange Contract Value each quarter to maintain a particular percentage allocation among the Subaccounts as selected by the Contractowner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing auto matically reallocates the Contract Value in the Subaccounts each quarter to the allocation selected by the Contractowner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

       To elect the Asset Rebalancing Option, the Contract Value in the Contract must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. A Contractowner may

Variable Annuity Prospectus                                                   19

       not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, the Contractowner must indicate the applicable Subaccounts and the percentage of Contract Value which should be allocated to each of the applicable Subaccounts each quarter under the Asset Rebalancing Option. If the Asset Rebalancing Option is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

       This option will result in the exchange of Contract Value to one or more of the Subaccounts on the date specified by the Contractowner or, if no date is specified, on the date of the Company's receipt of the Asset Rebalancing Request in proper form and on each quarterly anniversary of the applicable date thereafter. The amounts exchanged will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed below.

       A Contractowner may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center and, in the event of an exchange of Contract Value by written request or telephone instructions, this option will terminate automatically. In either event, the Contract Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to resume Asset Rebalancing after it has been canceled, a new Asset Rebalancing Request form must be completed and sent to the T. Rowe Price Variable Annuity Service Center, and the Contract Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

       Contract Value allocated to the Fixed Interest Account may be included in the Asset Rebalancing Program, subject to certain restrictions described under "The Fixed Interest Account," page 27.

EXCHANGES OF CONTRACT VALUE

       During the Accumulation Period, Contract Value may be exchanged among the Subaccounts by the Contractowner upon proper written request to the T. Rowe Price Variable Annuity Service Center. Exchanges (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) may be made by telephone if an Authorization for Telephone Requests form has been properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount.

       Contract Value may also be exchanged between the Subaccounts and the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described in "The Fixed Interest Account," page 27.

       The Company reserves the right at a future date, to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, to impose conditions on the right to exchange and to discontinue telephone exchanges provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

Variable Annuity Prospectus                                                   20

CONTRACT VALUE

       The Contract Value is the sum of the amounts under the Contract held in each Subaccount of the Separate Account and in the Fixed Interest Account as of any Valuation Date.

       On each Valuation Date, the portion of the Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

       The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Contract Value has been allocated, payment of subsequent purchase payments, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio of the Funds will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

       Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates purchase payments to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount at the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including full or partial withdrawals, exchanges, and assessment of premium taxes against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

       The Accumulation Unit value of each Subaccount's units initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by dividing the value of each Subaccount's net assets by the number of Accumulation Units credited to the Subaccount on that date. Determination of the value of the net assets of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

       A Contractowner may obtain proceeds from a Contract by surrendering the Contract for its Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Payout Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed

Variable Annuity Prospectus                                                   21

       Interest Account and limitations under applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

       The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $500 except systematic withdrawals discussed on the next page. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, then the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

       The amount of a partial withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account" on page 27. If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge" on page 24.

       A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner's attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters" on page 30.

SYSTEMATIC WITHDRAWALS

       The Company currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Payout Date by sending a properly completed Systematic Withdrawal Request form to the Company at the T. Rowe Price Variable Annuity Service Center. A Contractowner may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually, or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by the Company at the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or modification.

       Each systematic withdrawal must be at least $100. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium

Variable Annuity Prospectus                                                   22

       taxes. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

       Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to the Contractowner's Contract Value in the Subaccounts and the Fixed Interest Account as directed by the Contractowner.

       The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld. Systematic withdrawals from Contract Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account" on page 27. The tax consequences of a systematic withdrawal, including the 10% penalty tax imposed on withdrawals made prior to the Owner's attaining age 59 1/2, should be carefully considered. See "Federal Tax Matters" on page 30.

FREE-LOOK RIGHT

       An Owner may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when the Owner receives the Contract. The returned Contract will then be deemed void and the Company will refund any purchase payments allocated to the Fixed Interest Account plus the Contract Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will return purchase payments allocated to the Subaccounts rather than Contract Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

       If the Owner dies during the Accumulation Period, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" on the next page. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of an Owner occurs on or after the Annuity Payout Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed annuity payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death.

       The death benefit proceeds will be the death benefit reduced by any premium taxes due or paid by the Company. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center, (2) the aggregate purchase payments received less any reductions caused by previous withdrawals, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs

Variable Annuity Prospectus                                                   23

       prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth annual Contract anniversary, less (c) any withdrawals since the applicable anniversary.

       If an Owner dies during the Accumulation Period and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Contract Value as of the end of the Valuation Perio d in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center.

       Notwithstanding the foregoing, the death benefit for Contracts issued in Florida, regardless of age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, or (2) the aggregate purchase payments received less any reductions caused by previous withdrawals.

       The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," on page 31 for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS

       For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force until the earlier of the surviving spouse's death or the Annuity Payout Date or to receive the death benefit proceeds. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

       For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

       If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any guaranteed annuity payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE

       The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of .55%

Variable Annuity Prospectus                                                   24

       of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts.

       The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

       The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to T. Rowe Price Investment Services, Inc. or an affiliate thereof, at the annual rate of .10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

       Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon annuitization, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

       The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes," page 31.

GUARANTEE OF CERTAIN CHARGES

       The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of .55% of each Subaccount's average daily net assets.

FUND EXPENSES

       Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Funds' prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

Variable Annuity Prospectus                                                   25

ANNUITY PERIOD

GENERAL

       The Contractowner may select the Annuity Payout Date at the time of application. The Annuity Payout Date may not be deferred beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require annuitization at an earlier age. If the Contractowner does not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See "Selection of an Option," on page
       27. If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date.

       On the Annuity Payout Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described on page
       26. Each option is available in two formseith er as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless the Owner directs otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to the Contractowner's Contract Value in the Subaccounts and the Fixed Interest Account as of the Annuity Payout Date, reduced by any applicable premium taxes.

       The Contract provides for seven Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are used where required by law. In the case of Options 5, 6, and 7 as described on page 26, annuity rates based on age and sex are not used to calculate annuity payments. The annuity rates are based upon an assumed interest rate of 3.5 percent, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 120 months.

       Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. A Contractowner may direct Investment Services to apply the proceeds of an annuity payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

       An Owner may designate or change an Annuity Payout Date, Annuity Option, and Annuitant, provided proper written notice is received by the Company at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date set forth in the Contract. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

       During the Annuity Period, Contract Value may be exchanged among the Subaccounts by the Contractowner upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges are not allowed within 30 days of the Annuity Payout Date. If one of Annuity Options 5 through 7 is selected, Contract Value also may be exchanged between the Subaccounts and the Fixed Interest Account, subject to the restrictions on exchanges from the Fixed Interest Account described under "The Fixed Interest Account," page 27.

Variable Annuity Prospectus                                                   26

       The minimum exchange amount is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

       Once annuity payments have commenced under Annuity Options 1, 2, 3, or 4, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. The Contract specifies annuity tables for Annuity Options 1 through 4 described below which contain the guaranteed minimum dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option for a fixed annuity.

ANNUITY OPTIONS

       OPTION 1 - LIFE INCOME Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the third annuity payment due date, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

       OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15, OR 20 YEARS Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

       OPTION 3 - LIFE WITH INSTALLMENT OR UNIT REFUND OPTION Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

       OPTION 4 - JOINT AND LAST SURVIVOR Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

       OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

       OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

       OPTION 7 - AGE RECALCULATION Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancies of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to actuarial tables prescribed by the Treasury Secretary, until the amount applied is exhausted. This option should be elected only under Contracts funding Qualified Plans.

Variable Annuity Prospectus                                                   27

SELECTION OF AN OPTION

       Contractowners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.

THE FIXED INTEREST ACCOUNT

       Contractowners may allocate all or a portion of their purchase payments and exchange Contract Value to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been ad vised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract" on page 15.

       Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

       Amounts allocated to the Fixed Interest Account earn interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

       Contract Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Contract Value allocated or

Variable Annuity Prospectus                                                   28

       exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

       Contract Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different current rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Contract Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

       For purposes of determining the interest rates to be credited on Contract Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Contract Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or exchange is effected, then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

       The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Interest Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit," page 22.

CONTRACT CHARGES

       Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Contract Value to the Fixed Interest Account as for those who allocate purchase payments to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract Value is allocated to the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

       Amounts may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less

Variable Annuity Prospectus                                                   29

       than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Contract Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in
       (1) above. Accordingly, a Contractowner who desires to implement the Asset Rebalancing Option should do so at a time when Contract Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once an Asset Rebalancing Option is implemented, the restrictions on exchanges will not apply to exchanges made pursuant to the Option. Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option) or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

       If Contract Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Contract Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Contract Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

       The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10 percent of Contract Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Contract Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals," page 20 and "Systematic Withdrawals," page 21.

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

       As required by most states, the Company reserves the right to delay for up to six months after a written request in proper form is received by the Company at the T. Rowe Price Variable Annuity Service Center, full and partial withdrawals and exchanges from the Fixed Interest Account. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify the Contractowner if there will be a delay.

MORE ABOUT THE CONTRACT

OWNERSHIP

       The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits

Variable Annuity Prospectus                                                   30

       and exercise all rights that the Contract grants or the Compan y allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters," below.

       JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

       The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

PARTICIPATING

       The Contract is participating and will share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

       The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, or (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or
       (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account.

PROOF OF AGE AND SURVIVAL

       The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

       If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS

INTRODUCTION

       The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

Variable Annuity Prospectus                                                   31

       The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved, and a number of other factors. The discussion of the federal income tax considerations relating to a contract contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract, or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

       GENERAL

       The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

       CHARGE FOR THE COMPANY'S TAXES

       A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts, or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

       Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

       DIVERSIFICATION STANDARDS

       Each of the Portfolios will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any

Variable Annuity Prospectus                                                   32

       four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

       In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announce ment also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

       The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

       INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

       Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 34 and "Diversification Standards" on page 31. Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

   * Surrenders or Withdrawals Prior to the Annuity Payout Date Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

Variable Annuity Prospectus                                                   33

   * Surrenders or Withdrawals on or after the Annuity Payout Date Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

       * Penalty Tax on Certain Surrenders and Withdrawals With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
       (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

       If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

       ADDITIONAL CONSIDERATIONS

   * Distribution-at-Death Rules In order to be treated as an annuity contract, a Contract must provide the following two distribution rules:
       (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

Variable Annuity Prospectus                                                   34

       Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

   * Gift of Annuity Contracts Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   * Contracts Owned by Non-Natural Persons If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   * Multiple Contract Rule For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuit y contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

       In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   * Possible Tax Changes In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal-year 1999 Budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   * Transfers, Assignments, or Exchanges of a Contract A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

Variable Annuity Prospectus                                                   35

QUALIFIED PLANS

       The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

       The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

     * SECTION 408

       Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs" which became available in 1998.

       IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

       Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

       An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

       If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is

Variable Annuity Prospectus                                                   36

       the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

       If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

       Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bear to the expected return under the IRA.

       The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

    *  Tax Penalties

       PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; or (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59 1/2: withdrawals made to pay "qualified higher education expenses" and certain "qualified first-time homebuyer distributions."

       MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the Owner is subject to a 50% tax on the amount that was not properly distributed.

       EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15% which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

    *  Withholding

       Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

       Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

       The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering

Variable Annuity Prospectus                                                   37

       adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF FUND SHARES

       The Company is the legal owner of the shares of the Funds held by the Subaccounts of the Separate Account. The Company will exercise voting rights attributable to the shares of each Portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

       The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which voting instructions may be given to the Company is determined by dividing a Contractowner's Contract Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

       Voting rights attributable to the Contractowner's Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

       The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

       In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

Variable Annuity Prospectus                                                   38

       The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

       Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.

       In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

       The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

       A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, exchanges, loans, loan repayments, and full and partial withdrawals. Certain transactions will be confirmed quarterly. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and annuity payments.

       Each Contractowner will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE EXCHANGE PRIVILEGES

       A Contractowner may request an exchange of Contract Value by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's

Variable Annuity Prospectus                                                   39

       procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.

       By authorizing telephone exchanges, a Contractowner authorizes the Company to accept and act upon telephonic instructions for exchanges involving the Contractowner's Contract, and agrees that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fe es) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

       T. Rowe Price Investment Services, Inc. ("Investment Services"), is the distributor of the Contracts. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and Price-Fleming. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

       There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

       Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

       Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

PERFORMANCE INFORMATION

       Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

       Current yield for the Prime Reserve Subaccount will be based on investment income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield but reflects the compounding effect of earnings.

Variable Annuity Prospectus                                                   40

       For the other Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

       Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT

       A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS

       The consolidated financial statements of the Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account as of December 31, 1997, and for the years ended December 31, 1997 and 1996, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

       The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The Table of Contents of the Statement of Additional Information is set forth on page 41.

Variable Annuity Prospectus                                                   41

TABLE OF CONTENTS

              General Information and History                              1

              Distribution of the Contract                                 1

              Limits on Premiums Paid Under Tax-Qualified Retirement Plans 1

              Experts                                                      2

              Performance Information                                      2

              Financial Statements                                         4

IRA DISCLOSURE STATEMENT

IRA DISCLOSURE STATEMENT

       This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities. Internal Revenue Service regulations require that this be given to each person desiring to establish an Individual Retirement Annuity. Further information can be obtained from any district office of the Internal Revenue Service.

RIGHT TO REVOKE

       You may revoke your Individual Retirement Annuity within seven days of the date your first purchase payment is received by Security Benefit Life Insurance Company. To revoke your Individual Retirement Annuity and receive a refund of the entire amount you paid, you must mail or deliver a written notice of revocation, signed exactly as your signature appears on your variable annuity application to: T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, KS 66675-0440, 1-800-888-2461.

       If you send your revocation notice by First Class Mail, we will consider that you have notified us as of the date of the postmark on the envelope. If you send it by Certified or Registered Mail, you will have notified us as of the certification or registration date on the label. In either case, the revocation notice must be properly addressed and mailed, with postage prepaid. Upon receipt of a timely revocation notice, the entire amount of your contribution will be returned to you without adjustment for sales commissions, administrative fees, or market value fluctuation.

WHAT ARE THE STATUTORY REQUIREMENTS?

       An Individual Retirement Annuity contract must meet the following requirements:

       1. The amount in your Individual Retirement Annuity must be fully vested at all times.

       2. The contract must provide that you cannot transfer it to someone else.

       3. The contract must have flexible premiums.

       4. You must start receiving distributions by April 1 of the year following the year in which you reach age 70 1/2 (see "Required Minimum Distributions").

       5. The contract must provide that you cannot contribute more than $2,000 for any year. (This requirement does not apply to rollovers. See "Rollovers and Direct Transfers.")

       6. The contract must provide that any refund of premium will be applied before the close of the calendar year following the year of refund toward the payment of future premiums or the purchase of additional benefits.

       The Individual Retirement Annuity contract contains the provisions described above. The contract has not, however, been approved as to form by the Internal Revenue Service.

ROLLOVERS AND DIRECT TRANSFERS

    1. A rollover is a tax-free transfer of cash or other assets from one retirement program to another. There are two kinds of rollover payments. In one, you transfer amounts from one Individual Retirement Annuity or Individual Retirement Account (collectively referred to herein as an "IRA") to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. While you may make rollover contributions to the Individual Retirement Annuity, you cannot deduct them on your tax return.

IRA DISCLOSURE STATEMENT                                                       2

    2. You must complete a tax-free rollover by the 60th day after the date you receive the distribution from your IRA or other qualified employee benefit plan.

    3. A rollover distribution from an IRA may be made to you only once a year. The one-year period begins on the date you receive the IRA distribution, not on the date you roll it over (reinvest it) into another IRA.

    4. A direct transfer of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

    5. All or part of the premium for the contract may be paid from an IRA rollover, qualified pension or profit-sharing plan or tax-sheltered annuity rollover, or from a direct transfer from another IRA. The proceeds from this contract may be used as a rollover contribution to another IRA.

ALLOWANCE OF DEDUCTION

    1. In general, the amount you can contribute each year to the Annuity contract is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your IRAs for the year. Wages, salaries, tips, professional fees, bonuses, and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

    2. Generally, if you are not covered by a qualified retirement plan, the amount you can deduct in a year for contributions to your IRA is the lesser of $2,000 or your taxable compensation for the year. However, if you are not covered by a qualified retirement plan, but your spouse is, the amount you may deduct for IRA contributions will be phased out if your joint adjusted gross income ("AGI") is between $150,000 and $160,000.

    3. If you are covered by a qualified retirement plan, the amount of IRA contributions you may deduct in a year may be reduced or eliminated based on your AGI for the year. The AGI level at which a single taxpayer's deduction for 1998 is affected, $30,000, will increase annually to $50,000 in 2005. The AGI level at which a married taxpayer's deduction for 1998 is affected, $50,000, will increase annually to $80,000 in 2007.

    4. Contributions to your IRA can be made at any time. If you make a contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

    5. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

    6. If both you and your spouse have compensation, you can each set up your own IRA. The contribution for each of you is figured separately and depends on how much each earns. Both of you cannot participate in the same IRA account or contract.

    7. If you and your spouse file a joint federal income tax return, each of you may contribute up to $2,000 to your own IRA annually if your joint income is $4,000 or more. The maximum amount

IRA DISCLOSURE STATEMENT                                                       3

       the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower-compensated spouse may contribute is the lesser of (i) $2,000 or
       (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

SEP-IRAs

       If you are participating in a Simplified Employee Pension Plan (SEP), the contributions made by your employer into your IRA after 1986 are excluded from your income. If the SEP contains a salary reduction arrangement, you may elect to reduce your salary by up to the lesser of 15% of compensation or $9,500 (indexed annually) and have that amount contributed to your SEP-IRA. The maximum SEP contributions, including salary reduction amounts and employer contributions to your account in any year is generally limited to the lesser of $30,000 (indexed) or 15% of your total compensation from such employer for that year. Employers that have established salary reduction SEPs before 1997 may continue to maintain and contribute to them. However, no new salary reduction SEPs may be established after 1996. Instead, eligible employers may establish SIMPLE IRA programs for years after 1996, which permit salary reduction contributions. This IRA may not be used in connection with a SIMPLE plan.

       If an IRA is being used in connection with a SEP, contributions must bear a uniform relationship to the total compensation (not in excess of the first $160,000 indexed) of each employee participating under the SEP. If you are a participant in a SEP, you will be considered to be an active participant in an employee pension plan for purposes of your deductible contribution limits for your IRA (see "Allowance of Deduction" section). For further information concerning participation and contributions, please refer to IRS Form 5305-SEP (which must be completed and executed by your employer in order to establish a SEP).

TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS

       1. Earnings of your Individual Retirement Annuity contract are not taxed until they are distributed to you.

       2. In general, taxable distributions are included in your gross income in the year you receive them.

       3. Distributions are non-taxable to the extent they represent a return of non-deductible contributions. The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

       4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

       Amounts held in IRAs are generally subject to the imposition of federal estate taxes. In addition, if you elect to have all or any part of your account payable to a beneficiary (or beneficiaries) upon your death, the election generally will not subject you to any gift tax liability.

REQUIRED MINIMUM DISTRIBUTIONS

       You must start receiving minimum distributions from your Individual Retirement Annuity starting with the year you reach age 70 1/2 . Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (your "required beginning date").

IRA DISCLOSURE STATEMENT                                                       4

       Figure your required minimum distribution for each year by dividing the value of your Individual Retirement Annuity on December 31 of the preceding year by the applicable life expectancy. The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. If a designated beneficiary is more than 10 years younger than you, that beneficiary is assumed to be exactly 10 years younger. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRA forms, write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

       Annuity payments which begin by April 1 of the year following the year you reach age 70 1/2 satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your spouse, provided that, if installments are guaranteed, the maximum guaranty period may be less than the applicable life expectancy.

       If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distribution of these amounts from any one or more of your IRAs.

       If the actual distribution from your IRA is less than the minimum amount that should be distributed in accordance with the rules set forth above, the difference is an excess accumulation. There is a 50% excise tax on any excess accumulations.

       If you die after your required beginning date, your entire remaining account balance must be distributed to your designated beneficiary at least as rapidly as under the method of distribution in effect on your date of death.

       If you die before your required beginning date, the general rule is that your entire balance must be distributed within five (5) years of your death. However, if the balance of your IRA account is payable to your designated beneficiary, your designated beneficiary may elect that the amount be paid in substantially equal installments over a fixed period not exceeding the designated beneficiary's life expectancy, beginning no later than December 31 of the year following the year in which you died. If your spouse is your designated beneficiary, such distribution need not commence until December 31 of the year during which you would have attained 70 1/2 had you survived. Alternatively, if your designated beneficiary is your spouse, he or she may elect to treat your IRA as his or her own IRA.

WHAT HAPPENS IF EXCESS CONTRIBUTIONS ARE MADE TO MY INDIVIDUAL RETIREMENT
ANNUITY?

       1. You must pay a 6% excise tax each year on excess contributions that remain in your Individual Retirement Annuity. Generally, an excess contribution is the amount contributed to your Individual Retirement Annuity that is above the maximum amount you can contribute for the year. The excess is taxed in the year contributed and each year after that until you correct it.

       2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due, including extensions, for the year of the contribution. You do not have to include in your gross income an excess contribution that you wi thdraw from your Individual Retirement Annuity before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution.

ARE THERE ANY PENALTIES FOR PREMATURE DISTRIBUTIONS?

       There is an additional tax on premature distributions equal to 10% of the amount of the premature distribution that you must include in your gross income. Premature distributions are generally amounts you withdraw from your IRA before you are age 59 1/2. However, the tax on premature distributions does not apply:

IRA DISCLOSURE STATEMENT                                                       5

       1. To distributions that are rolled over tax free to another IRA, a qualified employee benefit plan, or a tax-sheltered annuity.

       2. To a series of substantially equal periodic payments made over your life or life expectancy, or the joint life or life expectancy of you and your beneficiary.

       3. To amounts distributed to a beneficiary, or the individual's estate, on or after the death of the individual.

       4. If you are permanently disabled. You are considered disabled if you cannot do any substantial gainful activity because of your physical or mental condition. A physician must determine that the condition has lasted or can be expected to last continuously for 12 months or more or that the condition can be expected to lead to death.

       5. To a distribution which does not exceed the amount of your medical expenses that could be deducted for the year (generally speaking, medical expenses paid during a year are deductible to the extent they exceed 7 1/2% of your adjusted gross income for the year).

       6. To a distribution (subject to certain restrictions) that does not exceed the premiums you paid for health insurance coverage for yourself, your spouse, and dependents if you have been unemployed and received unemployment compensation for at least 12 weeks.

       7. To a "qualified first-time homebuyer distribution," within the meaning of Code 72(t)(8), up to a $10,000 lifetime limit.

       8. To a distribution for post-secondary education costs for you, your spouse, or any child or grandchild of you or your spouse (i.e., "qualified higher education expenses").

IRA EXCISE TAX REPORTING

       Use Form 5329, Return for Individual Retirement Arrangement Taxes, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

BORROWING

       If you borrow money under your Individual Retirement Annuity contract or use it as security for a loan, you must include in gross income the fair market value of the Individual Retirement Annuity contr act as of the first day of your tax year, and the penalty tax on premature distributions may apply. (Note: This contract does not allow borrowings under it, nor may it be assigned or pledged as collateral for a loan.)

FINANCIAL INFORMATION

       Contributions to your Individual Retirement Annuity contract are not subject to sales charges. A mortality and expense risk charge of .55% on an annual basis is deducted as described in the attached variable annuity prospectus. (This charge is not deducted with respect to contract value allocated to the fixed interest account option.) See the accompanying prospectus for the underlying mutual funds for information about the charges associated with the funds. Contractowners who allocate contract value to the Subaccounts bear a pro rata share of the fees and expenses of the underlying funds. The growth in value of the Individual Retirement Annuity contract is neither guaranteed, nor projected, but is based upon the investment experience of the underlying mutual fund portfolios that correspond to the Subaccounts to which you have allocated contract value.

STATEMENT OF ADDITIONAL INFORMATION

T. ROWE PRICE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
   Date: May 1, 1998
   Individual Flexible Premium Deferred Variable Annuity Contract

ISSUED BY:                      MAILING ADDRESS:
Security Benefit                T. Rowe Price Variable
Life Insurance Company          Annuity Service Center
700 SW Harrison Street          PO Box 750440
Topeka, Kansas 66636-0001       Topeka, Kansas 66675-0440
1-800-888-2461                  1-800-469-6587

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price Variable Annuity dated May 1, 1998. A copy of the Prospectus may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.

CONTENTS

General Information and History ............................................   1
Distribution of the Contract ...............................................   1
Limits on Premiums Paid Under Tax-Qualified Retirement Plans ...............   1
Experts ....................................................................   2
Performance Information ....................................................   2
Financial Statements .......................................................   4

GENERAL INFORMATION AND HISTORY

    For a description of the Individual Flexible Premium Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

    The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

    T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

    Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 408

    Premiums (other than rollover contributions) paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in
    Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. An additional $2,000 may be contributed if the Owner has a spouse with little or no compensation for the year, provided distinct accounts are maintained for the Owner and his or her spouse, and no more than $2,000 is contributed to either account in any one year. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.

    Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits. Salary reduction simplified employee pensions ("SARSEPs") have been repealed; however, SARSEPs established prior to January 1, 1997 may continue to receive contributions.

EXPERTS

    Ernst & Young LLP, independent auditors, perform certain auditing services for the Company and the Separate Account. The financial statements for the Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, are contained in this Statement of Additional Information. Financial statements of the Separate Account as of December 31, 1997 and for the years ended December 31, 1997 and 1996, are also included in this Statement of Additional Information. The financial statements have been audited by Ernst & Young LLP, as set forth in their reports thereon appearing herein and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

    Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

    Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

      Effective Yield   =     [(Base Period Return + 1)^365/7] - 1

    For the seven-day period ended December 31, 1997, the yield of the Prime Reserve Subaccount was 4.87% and the effective yield of the Subaccount was 4.99%.

    Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:
                     a - b
      YIELD =     2[(----- + 1)^6 - 1]
                      cd

      where    a  =  net investment income earned during the period by the
                     Portfolio attributable to shares owned by the Subaccount,

               b = expenses accrued for the period (net of any reimbursements)

               c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

               d = the maximum offering price per Accumulation Unit on the last day of the period.

    For the 30-day period ended December 31, 1997, the yield of the Limited-Term Bond Subaccount was 5.91%.

    Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)^n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

    Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return will include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

    For the one-year period ended December 31, 1997, the average annual total return of New America Growth Subaccount, International Stock Subaccount, Equity Income Subaccount, Personal Strategy Balanced Subaccount, and the Limited-Term Bond Subaccount was 20.50%, 2.51%, 28.16%, 17.39%, and 6.13%,
    respectively. For the period from March 31, 1994 (Portfolio date of inception) to December 31, 1997, the average annual total return for the New America Growth Subaccount, International Stock Subaccount, and Equity Income Subaccount was 22.48%, 7.49%, and 22.26%, respectively. For the period from December 30, 1994 (Portfolio date of inception) to December 31, 1997, the average annual total return for the Personal Strategy Balanced Subaccount was 19.47%. For the period from May 13, 1994 (Portfolio date of inception) to December 31, 1997, the average annual total return for the Limited-Term Bond Subaccount was 5.58%. For the period from December 31, 1996, (Portfolio date of inception) to December 31, 1997, the average annual total return for the Mid-Cap Growth Subaccount was 18.81%.

    Performance information for a Subaccount may be compared, in reports and promo tional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, mutual funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by Morningstar, Inc., a widely used independent research firm which rates mutual funds and variable annuities by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    Reports and promotional literature may also contain other information including: (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services, Morningstar, Inc., or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) personal hypothetical illustrations of accumulation and payout period Contract Values and annuity payments.

FINANCIAL STATEMENTS

    The consolidated financial statements of the Company at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account as of December 31, 1997 and for the years ended December 31, 1997 and 1996, are set forth herein, starting on page 6.

    The financial statements of the Company, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


CONTENTS

Report of Independent Auditors .............................................   6

AUDITED FINANCIAL STATEMENTS
Balance Sheet ..............................................................   6
Statements of Operations and Changes in Net Assets .........................   7
Notes to Financial Statements ..............................................   9

REPORT OF INDEPENDENT AUDITORS

    The Contract Owners of  T. Rowe Price Variable
    Annuity Account and The Board of Directors of
    Security Benefit Life Insurance Company

    We have audited the accompanying balance sheet of T. Rowe Price Variable Annuity Account (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T. Rowe Price Variable Annuity Account at December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

    Kansas City, Missouri
    February 6, 1998

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

BALANCE SHEET                                               DECEMBER 31, 1997
                                                        (DOLLARS IN THOUSANDS -
                        EXCEPT PER SHARE AND UNIT VALUES)
ASSETS
INVESTMENTS:
   T. ROWE PRICE PORTFOLIOS:
      New America Growth Portfolio - 1,833,800 shares
      at net asset value of $21.35 per share (cost, $32,618) ......     $ 39,153
   International Stock Portfolio - 1,606,981 shares at
      net asset value of $12.74 per share (cost, $20,455) .........       20,472
   Equity Income Portfolio - 3,500,961 shares at net
      asset value of $18.59 per share (cost, $56,024) .............       65,084
   Personal Strategy Balanced Portfolio - 1,032,694
      shares at net asset value of $15.13 per share
      (cost, $14,309) .............................................       15,625
   Limited-Term Bond Portfolio - 1,469,237 shares at net
      asset value of $4.96 per share (cost, $7,241) ...............        7,287
   Mid-Cap Growth Portfolio - 1,095,013 shares at net
      asset value of $11.88 per share (cost $11,586) ..............       13,009
   Prime Reserve Portfolio - 8,068,379 shares at net
      asset value of $ 1.00 per share (cost $8,068) ...............        8,068
                                                                   -------------
TOTAL ASSETS ......................................................     $168,698
                                                                   =============

                                                  Number      Unit
                                                 of Units    Value    Amount
                                                 ---------   ------   -------
Net Assets
Net assets are represented by (Note 3):
        New America Growth Subaccount:
                Accumulation units ...........   2,030,514   $19.28   $39,141
                Annuity reserves .............         684    19.28        12
                                                                      -------
                                                                                $ 39,153
        International Stock Subaccount:
                Accumulation units ...........   1,562,428    13.09    20,450
                Annuity reserves .............       1,778    13.09        22
                                                                      -------
                                                                                  20,472
        Equity Income Subaccount:
                Accumulation units ...........   3,450,047    18.84    64,989
                Annuity reserves .............       5,044    18.84        95
                                                                      -------
                                                                                  65,084
        Personal Strategy Balanced Subaccount:
                Accumulation units ...........     983,602    15.86    15,603
                Annuity reserves .............       1,391    15.86        22
                                                                      -------
                                                                                  15,625
        Limited-Term Bond Subaccount:
                Accumulation units ...........     626,694    11.60     7,271
                Annuity reserves .............       1,337    11.60        16
                                                                      -------
                                                                                   7,287
        Mid-Cap Growth Subaccount:
                Accumulation units ...........   1,100,979    11.82               13,009
        Prime Reserve Subaccount:
                Accumulation units ...........     769,829    10.48     8,064

                Annuity reserves .............         413    10.48         4      8,068
                                                                      -------
Total net assets .............................                                  $168,698
                                                                                --------

See accompanying notes.

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                                                  (In Thousands)

                                                                                       Personal
                                                  New America International  Equity    Strategy    Limited-   Mid-Cap       Prime
                                                     Growth      Stock       Income    Balanced    Term Bond   Growth      Reserve
                                                   Subaccount  Subaccount  Subaccount  Subaccount Subaccount  Subaccount  Subaccount
                                                    --------    --------    --------    --------    -------    --------    --------
Dividend distributions ..........................   $   --      $    188    $  1,156    $    396    $   311    $   --      $    283
Expenses (Note 2):
Mortality and expense risk fee ..................       (174)       (108)       (258)        (65)       (29)        (43)        (30)
Net investment income (loss) ....................       (174)         80         898         331        282         (43)        253
                                                    --------    --------    --------    --------    -------    --------    --------
Capital gain distributions ......................         91         267       1,942         235       --          --          --
Realized gain on investments ....................      1,427         727       1,816         382         20         175        --
Unrealized appreciation
        (depreciation) on investments ...........      4,680        (791)      6,797         916         21       1,423        --
                                                    --------    --------    --------    --------    -------    --------    --------
Net realized and unrealized
        gain on investments .....................      6,198         203      10,555       1,533         41       1,598        --
Net increase in net assets
        resulting from operations ...............      6,024         283      11,453       1,864        323       1,555         253
Net assets at beginning of year .................     25,570      14,362      27,983       8,121      4,865        --          --
Variable annuity deposits
        (Notes 2 and 3) .........................     15,321      11,401      32,625       8,325      5,200      14,695      19,412
Terminations and withdrawals
        (Notes 2 and 3) .........................     (7,753)     (5,574)     (6,977)     (2,684)    (3,101)     (3,241)    (11,597)
Annuity payments
        (Notes 2 and 3) .........................         (9)       --          --            (1)      --          --          --
                                                    --------    --------    --------    --------    -------    --------    --------
Net assets at end of year .......................   $ 39,153    $ 20,472    $ 65,084    $ 15,625    $ 7,287    $ 13,009    $  8,068
                                                    --------    --------    --------    --------    -------    --------    --------

See accompanying notes.

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

Statement of Operations and Changes in Net Assets
Year ended December 31, 1996
(In Thousands)

                                                                                                             Personal
                                                              New America    International    Equity         Strategy      Limited-
                                                                Growth           Stock        Income         Balanced     Term Bond
                                                               Subaccount      Subaccount    Subaccount     Subaccount    Subaccount
                                                                --------     ------------     --------     ------------     -------
Dividend distributions .....................................    $     36     $        132     $    534     $        185     $   164
Expenses (Note 2):
Mortality and expense risk fee .............................         (89)             (49)         (88)             (28)        (15)
Net investment income (loss) ...............................         (53)              83          446              157         149
                                                                --------     ------------     --------     ------------     -------
Capital gain distributions .................................         319               75          130              150        --
Realized gain (loss) on investments ........................         521              227          341               72         (37)
Unrealized appreciation
        (depreciation) on investments ......................       1,675              731        2,087              359          18
                                                                --------     ------------     --------     ------------     -------
Net realized and unrealized
        gain (loss) on investments .........................       2,515            1,033        2,558              581         (19)
Net increase in net assets
        resulting from operations ..........................       2,462            1,116        3,004              738         130
Net assets at beginning of year ............................       4,474            2,444        4,522            1,765         925
Variable annuity deposits
        (Notes 2 and 3) ....................................      22,024           12,438       22,410            6,629       5,935
Terminations and withdrawals
        (Notes 2 and 3) ....................................      (3,389)          (1,636)      (1,952)          (1,008)     (2,125)
Annuity payments
        (Notes 2 and 3) (1) ................................        --               --             (1)            --
Net mortality guarantee transfer ...........................        --               --             (1)              (2)       --
                                                                --------     ------------     --------     ------------     -------
Net assets at end of year ..................................    $ 25,570     $     14,362     $ 27,983     $      8,121     $ 4,865
                                                                --------     ------------     --------     ------------     -------

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997 AND 1996

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Organization

    T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Account currently is divided into seven subaccounts. Each subaccount invests exclusively in shares of a single corresponding mutual fund or series thereof. Purchase payments received by the Account are invested in one of the Portfolios of either T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc. or T. Rowe Price International Series, Inc., mutual funds not otherwise available to the public. As directed by the owners, purchase payments are invested in shares of New America Growth Portfolio -- emphasis on long-term capital growth through investments in common stocks of domestic companies, International Stock Portfolio -- emphasis on long-term capital growth through investments in common stocks of established foreign companies, Equity Income Portfolio --emphasis on substantial dividend income and capital appreciation by investing primarily in dividend-paying common stocks, Personal Strategy Balanced Portfolio -- emphasis on both capital appreciation and income, Limited-Term Bond Portfolio -- emphasis on income with moderate price fluctuation by investing in short- and intermediate-term investment grade debt securities, Mid-Cap Growth Portfolio -- emphasis on long-term capital appreciation through investments in companies with proven products or services and Prime Reserve Portfolio -- emphasis on preservation of capital and liquidity while generating the highest possible current income by investing primarily in high-quality money market securities.

    T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each Portfolio except the International Stock Portfolio which is managed by Rowe Price-Fleming International, Inc., an affiliate of T. Rowe Price. The investment advisors are responsible for managing the Portfolio's assets in accordance with the terms of the investment advisory contracts.

    INVESTMENT VALUATION

    Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.The cost of investments purchased and proceeds from investments sold were as follows:

                                                     1997                         1996
                                            ------------------------  ------------------------
                                             Cost of      Proceeds     Cost of       Proceeds
                                            Purchases    From Sales   Purchases    From Sales
                                            ----------   ----------   ----------   ----------
                                                              (In Thousands)
        New America Growth Portfolio ....   $   15,921   $    8,445   $   23,168   $    4,268
        International Stock Portfolio ...       12,122        5,948       13,265        2,305
        Equity Income Portfolio .........       36,441        7,953       24,102        3,069
        Personal Strategy Balanced Portfolio     9,170        2,964        7,279        1,354
        Limited-Term Bond Portfolio .....        5,875        3,494        6,946        2,986
        Mid-Cap Growth Portfolio ........       14,965        3,554         --           --
        Prime Reserve Portfolio .........       21,041       12,973         --           --

    ANNUITY RESERVES

    Annuity reserves relate to contracts which have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

    REINVESTMENT OF DIVIDENDS

    Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Portfolio. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

    FEDERAL INCOME TAXES

    Under current law, no federal income taxes are payable with respect to the Account.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

    Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .55% of the average daily net assets of each account.

    When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.  SUMMARY OF UNIT TRANSACTIONS
                                                                   Units
                                                          Year ended December 31
                                                               1997        1996
                                                           ---------   ---------
                                                               (In Thousands)
New America Growth Subaccount:
 Variable annuity deposits .............................         897       1,494
 Terminations, withdrawals and annuity payments ........         464         230
International Stock Subaccount:
 Variable annuity deposits .............................         862       1,043
 Terminations, withdrawals and annuity payments ........         423         137
Equity Income Subaccount:
 Variable annuity deposits .............................       1,970       1,686
 Terminations, withdrawals and annuity payments ........         419         148
Personal Strategy Balanced Subaccount:
 Variable annuity deposits .............................         568         534
 Terminations, withdrawals and annuity payments ........         184          81
Limited-Term Bond Subaccount:
 Variable annuity deposits .............................         462         604
 Terminations, withdrawals and annuity payments ........         279         246
Mid-Cap Growth Subaccount:
 Variable annuity deposits .............................       1,406          --
 Terminations, withdrawals and annuity payments ........         305          --
Prime Reserve Subaccount:
 Variable annuity deposits .............................       1,929          --
 Terminations, withdrawals and annuity payments ........       1,159          --

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years ended December 31, 1997, 1996 and 1995

CONTENTS - AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors ............................................   12
Consolidated Balance Sheets ...............................................   13
Consolidated Statements of Income .........................................   14
Consolidated Statements of Changes in Equity ..............................   15
Consolidated Statements of
Cash Flows ................................................................   16
Notes to Consolidated Financial Statements ................................   18

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Security Benefit Life Insurance Company

    We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Kansas City, Missouri
February 6, 1998

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
                                                             December 31,
                                                           1997         1996
                                                       ----------   -----------
                                                            (In Thousands)
ASSETS
Investments:
        Securities available-for-sale:
                Fixed maturities ...................   $1,650,324   $ 1,805,066
                Equity securities ..................      120,508        89,188
                Fixed maturities held-to-maturity ..      452,411       528,045
                Mortgage loans .....................       64,251        66,611
                Real estate ........................        3,056         4,000
                Policy loans .......................       85,758       106,822
                Cash and cash equivalents ..........       30,896         8,310
                Other invested assets ..............       42,395        40,531
                                                       ----------   -----------
Total investments ..................................    2,449,599     2,648,573
Accrued investment income ..........................       30,034        32,161
Accounts receivable ................................        6,278         4,256
Reinsurance recoverable                                   408,096        92,197
Property and equipment, net ........................       19,669        18,592
Deferred policy acquisition costs ..................      159,441       216,918
Other assets .......................................       20,909        24,939
Separate account assets ............................    3,716,639     2,802,927
                                                       ----------   -----------
                                                       $6,810,665   $ 5,840,563
                                                       ==========   ===========
Liabilities and equity
Liabilities:
        Policy reserves and annuity account values .   $2,439,713   $ 2,497,998
        Policy and contract claims .................       10,955        10,607
        Other policyholder funds ...................       21,582        24,073
        Accounts payable and accrued expenses ......       23,576        18,003
        Income taxes payable:
                Current  ...........................       10,960         6,686
                Deferred ...........................       58,261        54,847
        Long-term debt and other borrowings ........       65,000        65,000
        Other liabilities ..........................       29,098        11,990
        Separate account liabilities ...............    3,716,639     2,793,911
                                                       ----------   -----------
Total liabilities ..................................    6,375,784     5,483,115
Equity:
        Retained earnings ..........................      409,432       357,927
        Unrealized gain (loss) on securities
          available-for-sale, net ..................       25,449          (479)
                                                       ----------   -----------
Total equity .......................................      434,881       357,448
                                                       ----------   -----------
                                                       $6,810,665   $ 5,840,563
                                                       ==========   ===========

See accompanying notes to consolidated financial statements.

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

                                                                                                    Year ended December 31
                                                                                        1997               1996               1995
                                                                                      --------          ---------           --------
                                                                                                     (In Thousands)
Revenues:
        Insurance premiums and other considerations ........................          $ 24,640          $  28,848           $ 49,608
        Net investment income ..............................................           184,975            194,783            182,012
        Asset based fees ...................................................            72,025             55,977             40,652
        Other product charges ..............................................             9,163             10,470             10,412
        Realized gains (losses) on investments .............................             4,929               (244)             3,876
        Other revenues .....................................................            21,389             24,391             22,164
                                                                                      --------          ---------           --------
Total revenues .............................................................           317,121            314,225            308,724
Benefits and expenses:
        Annuity and interest sensitive life benefits:
          Interest credited to account balances ............................           102,640            108,705            113,700
          Benefit claims in excess of account balances .....................             4,985              7,541              6,808
        Traditional life insurance benefits ................................             3,966              6,474              7,460
        Supplementary contract payments ....................................             9,660             11,121             11,508
        Increase in traditional life reserves ..............................             7,050              8,580             13,212
        Dividends to policyholders .........................................             1,608              2,374              2,499
        Other benefits .....................................................            19,699             20,790             22,379
                                                                                      --------          ---------           --------
Total benefits .............................................................           149,608            165,585            177,566
Commissions and other operating expenses ...................................            56,933             52,044             48,305
Amortization of deferred policy acquisition costs ..........................            26,179             25,930             26,628
Interest expense ...........................................................             5,305              4,285                  7
Restructuring expenses .....................................................             2,643               --                 --
Other expenses .............................................................             3,381              1,667              1,099
                                                                                      --------          ---------           --------
Total benefits and expenses ................................................           244,049            249,511            253,605
                                                                                      --------          ---------           --------
Income before income taxes .................................................            73,072             64,714             55,119
Income taxes ...............................................................            21,567             20,871             17,927
                                                                                      --------          ---------           --------
Net income .................................................................          $ 51,505          $  43,843           $ 37,192
                                                                                      ========          =========           ========

See accompanying notes to consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Equity

                                                           Year ended December 31
                                                       1997         1996         1995
                                                    ---------    ---------    ---------
                                                               (In Thousands)
Retained earnings:
   Beginning of year ............................   $ 357,927    $ 314,084    $ 276,892
   Net income ...................................      51,505       43,843       37,192
                                                    ---------    ---------    ---------
   End of year ..................................     409,432      357,927      314,084
Unrealized gain (loss) on securities
  available-for-sale, net:
   Beginning of year ............................        (479)      11,607      (48,466)
   Change in unrealized gain (loss) on securities
  available-for-sale, net .......................      25,928      (12,086)      60,073
                                                    ---------    ---------    ---------
End of year .....................................      25,449         (479)      11,607
Total equity ....................................   $ 434,881    $ 357,448    $ 325,691
                                                    =========    =========    =========

See accompanying notes to consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

                                                                                      Year ended December 31
                                                                              1997           1996         1995
                                                                          -----------    -----------    ---------
                                                                                         (In Thousands)
Operating activities
Net income ............................................................   $    51,505    $    43,843    $  37,192
Adjustments to reconcile net income to net
cash provided by operating activities:
        Annuity and interest sensitive life products:
                Interest credited to account balances .................       102,640        108,705      113,700
                Charges for mortality and administration ..............       (10,582)       (13,115)     (16,585)
        (Decrease) increase in traditional life policy reserves .......        (3,101)        10,697        2,142
        Decrease (increase) in accrued investment income ..............         2,127         (1,538)      (4,573)
        Policy acquisition costs deferred .............................       (37,999)       (36,865)     (33,021)
        Policy acquisition costs amortized ............................        26,179         25,930       26,628
        Accrual of discounts on investments ...........................        (2,818)        (3,905)      (3,421)
        Amortization of premiums on investments  ......................         9,138         11,284        9,782
        Depreciation and amortization .................................         3,959          3,748        3,750
        Other .........................................................        (8,444)        (3,379)      (4,225)
                                                                          -----------    -----------    ---------
Net cash provided by operating activities .............................       132,604        145,405      131,369
Investing activities
Sale, maturity or repayment of investments:
        Fixed maturities available-for-sale ...........................       368,901        870,240      517,480
        Fixed maturities held-to-maturity .............................       124,013         58,874       59,873
        Equity securities available-for-sale ..........................        48,495          3,643       10,242
        Mortgage loans ................................................         3,739         12,545       23,248
        Real estate ...................................................           946          2,935        3,173
        Short-term investments ........................................          --           20,069      229,871
        Separate account assets  ......................................         9,180          5,214         --
        Other invested assets .........................................         7,865          6,224       22,839
                                                                          -----------    -----------    ---------
                                                                              563,139        979,744      866,726
Acquisition of investments:
        Fixed maturities available-for-sale ...........................      (219,736)      (936,376)    (591,121)
        Fixed maturities held-to-maturity .............................        (1,188)       (52,422)    (125,276)
        Equity securities available-for-sale ..........................       (67,004)       (68,222)      (7,500)
        Mortgage loans ................................................        (1,447)        (4,538)      (4,179)
        Real estate ...................................................          (712)        (2,637)      (1,511)
        Short-term investments ........................................          --          (19,070)    (180,259)
        Separate account assets .......................................          --             --        (12,000)
        Other invested assets .........................................        (7,518)        (3,712)     (31,861)
                                                                          -----------    -----------    ---------
                                                                             (297,605)    (1,086,977)    (953,707)
        Purchase of property and equipment ............................        (4,144)        (1,879)      (2,036)
        Net increase in policy loans ..................................        (8,654)        (6,370)      (8,058)
                                                                          -----------    -----------    ---------
        Net cash transferred per coinsurance agreement ................      (218,043)          --        (16,295)
                                                                          -----------    -----------    ---------

                                                          Year ended December 31
                                                      1997          1996        1995
                                                    ---------    ---------    ---------
                                                               (In Thousands)
Financing activities
Issuance of long-term debt ......................    $    --     $  65,000    $    --
Annuity and interest sensitive life products:
        Deposits credited to account balances ...     167,517      202,129      234,321
        Withdrawals from account balances .......    (312,228)    (305,530)    (251,647)
                                                    ---------    ---------    ---------
Net cash used in financing activities ...........    (144,711)     (38,401)     (17,326)
                                                    ---------    ---------    ---------
Increase (decrease) in cash and cash equivalents       22,586       (8,478)         673
Cash and cash equivalents at beginning of year ..       8,310       16,788       16,115
                                                    ---------    ---------    ---------
Cash and cash equivalents at end of year ........   $  30,896    $   8,310    $  16,788
                                                    =========    =========    =========
Supplemental disclosures of cash flow information
Cash paid during the year for:
        Interest ................................   $   5,307    $   2,966    $     120
                                                    =========    =========    =========
        Income taxes ............................   $  27,920    $  16,213    $  11,551
                                                    =========    =========    =========
Supplemental disclosures of noncash investing
 and financing activities
Conversion of mortgage loans to real estate
owned ...........................................   $    --      $     844    $    --
                                                    =========    =========    =========

See accompanying notes to consolidated financial statements.

NOTES TO FINANCIAL STATEMENTSDecember 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

    The Company intends to modify its organizational structure by forming a Kansas mutual holding company to be named Security Benefit Mutual Holding Company. The Company will convert to a stock life insurance company and continue to operate under its current name. All capital stock shares of the reorganized stock life insurance company will be issued to and owned by a newly created intermediate stock holding company Security Benefit Corporation. Initially, Security Benefit Mutual Holding Company will own all of the voting stock of Security Benefit Corporation. Kansas law requires that Security Benefit Mutual Holding Company hold at least 51% of the outstanding voting stock of the stock life insurance company (except to the extent qualifying shares are required by the Kansas Insurance Code to be held by directors of an insurance company admitted and authorized to do business in Kansas). The conversion plan is subject to approval of the Kansas Insurance Department and the policyholders of the Company.

    BASIS OF PRESENTATION

    The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and its wholly-owned subsidiaries, including Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

    USE OF ESTIMATES

    The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

    INVESTMENTS

    Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with any unrealized gain or loss, net of deferred policy acquisition costs (DPAC) and deferred income taxes, reported as a separate component of equity. The DPAC offsets to the unrealized gain or loss represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

    Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are classified as available-for-sale and stated at fair value. Mortgage loans and short-term investments are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

    Such derivative financial instruments are for purposes other than trading and classified as available-for-sale in accordance with Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a separate component of equity.

    DEFERRED POLICY ACQUISITION COSTS

    To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of traditional life insurance, interest sensitive life and deferred annuity business have been deferred. Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

    For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

    CASH EQUIVALENTS

    For purposes of the statement of cash flows, the Company considers certificates of deposits with original maturities of 90 days or less to be cash equivalents.

    PROPERTY AND EQUIPMENT

    Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

    SEPARATE ACCOUNTS

    The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

    POLICY RESERVES AND ANNUITY ACCOUNT VALUES

    Liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

    Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.8% to 7.25% during 1997, 3.5% to 7.25% during 1996 and 4% to 7.75% during 1995.

    INCOME TAXES

    Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

    RECOGNITION OF REVENUES

    Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

    RESTRUCTURING EXPENSES

    Restructuring expenses include costs relating to the mutual holding company conversion and termination benefits provided to certain associates under an early retirement program.

    FAIR VALUES OF FINANCIAL INSTRUMENTS

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


    o Cash and cash equivalents: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    o Investment securities: Fair values for fixed maturities are based on quoted market prices, if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

    o Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

    o Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

    o Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2. INVESTMENTS

    Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1997 and 1996 is as follows:

                                                                                December 31, 1997
                                                              -------------------------------------------------
                                                                             Gross                      Gross
                                                              Amortized    Unrealized   Unrealized       Fair
                                                                 Cost        Gains        Losses         Value
                                                              ----------   ----------   ----------   ----------
                                                                               (In Thousands)
        AVAILABLE-FOR-SALE
        U.S. Treasury securities and obligations of U.S.
        government corporations and agencies ..............   $  214,088   $    3,313   $     --     $  217,401
        Obligations of states and political subdivisions ..       23,753        1,320            8       25,065
        Special revenue and assessment ....................          255           45         --            300
        Corporate securities ..............................      742,123       27,986        1,674      768,435
        Mortgage-backed securities ........................      510,991       11,429        2,137      520,283
        Asset-backed securities ...........................      117,907        1,030           97      118,840
                                                              -------------------------------------------------
        Totals ............................................   $1,609,117   $   45,123   $    3,916   $1,650,324
                                                              =================================================

        Equity securities .................................   $  109,763   $   11,220   $      475   $  120,508
                                                              =================================================
        HELD-TO-MATURITY
        Obligations of states and political subdivisions ..   $   74,802   $    2,094   $       30   $   76,866
        Corporate securities ..............................      108,609        5,295          201      113,703
        Mortgage-backed securities ........................      227,131        2,725          364      229,492
        Asset-backed securities ...........................       41,869          297            1       42,165
        Totals ............................................   $  452,411   $   10,411   $      596   $  462,226

                                                                                December 31, 1996
                                                              -------------------------------------------------
                                                                             Gross                      Gross
                                                              Amortized    Unrealized   Unrealized       Fair
                                                                 Cost        Gains        Losses         Value
                                                              ----------   ----------   ----------   ----------
                                                                               (In Thousands)
     AVAILABLE-FOR-SALE
     U.S. Treasury securities and obligations of U.S. .....
     government corporations and agencies .................   $  173,884   $      414   $    1,431   $  172,867
     Obligations of states and political subdivisions .....       23,244          361          705       22,900
     Special revenue and assessment .......................          330         --           --            330
     Corporate securities .................................      863,124       13,758       18,651      858,231
     Mortgage-backed securities ...........................      627,875        9,091        9,308      627,658
     Asset-backed securities ..............................      122,523          832          275      123,080
                                                              =================================================
     Totals ...............................................   $1,810,980   $   24,456   $   30,370   $1,805,066
                                                              =================================================

     Equity securities ....................................   $   86,991   $    2,422   $      225   $   89,188

     HELD-TO-MATURITY
     Obligations of states and political subdivisions .....   $   81,791   $      463   $    1,036   $   81,218
     Special revenue and assessment .......................          420         --           --            420
     Corporate securities .................................      128,487        2,003        1,830      128,660
     Mortgage-backed securities ...........................      264,155        2,121        1,347      264,929
     Asset-backed securities ..............................       53,192          382           97       53,477
                                                              -------------------------------------------------
     Totals ...............................................   $  528,045   $    4,969   $    4,310   $  528,704
                                                              =================================================

The change in the Company's unrealized gain (loss) on fixed maturities was $56,277,000, $(51,773,000) and $220,048,000 during 1997, 1996 and 1995, respectively; the corresponding amounts for equity securities were $8,588,000, $1,595,000 and $1,034,000 during 1997, 1996 and 1995, respectively.

The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 Available-For-Sale        Held-To-Maturity
                                                -----------------------  --------------------
                                                Amortized       Fair     Amortized     Fair
                                                   Cost        Value        Cost       Value
                                                ----------   ----------   --------   --------
                                                                  (In Thousands)
        Due in one year or less .............   $   33,328   $   33,578   $   --     $   --
        Due after one year through five years      202,757      206,870      6,821      6,947
        Due after five years through 10 years      455,242      466,263     37,726     38,995
        Due after 10 years ..................      288,892      304,490    138,864    144,627
        Mortgage-backed securities ..........      510,991      520,283    227,131    229,492
        Asset-backed securities .............      117,907      118,840     41,869     42,165
                                                ----------   ----------   --------   --------
                                                $1,609,117   $1,650,324   $452,411   $462,226
                                                ==========   ==========   ========   ========

    Major categories of net investment income for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                 1997        1996         1995
                                              ---------     --------    --------
                                                         (In Thousands)
        Interest on fixed maturities .....    $ 167,646     $174,592    $165,684
        Dividends on equity securities ...        7,358        5,817       1,309
        Interest on mortgage loans .......        6,017        6,680       7,876
        Interest on policy loans .........        6,282        6,372       5,927
        Interest on short-term investments        2,221        1,487       2,625
        Other ............................         (166)       4,199       2,740
        Total investment income ..........      189,358      199,147     186,161
        Investment expenses ..............        4,383        4,364       4,149
                                              ----------------------------------
        Net investment income ............    $ 184,975     $194,783    $182,012
                                              ==================================

    Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                            1997            1996           1995
                                          --------       --------       --------
                                                      (In Thousands)
        Proceeds from sales .......       $333,498       $393,189       $310,590
        Gross realized gains ......         11,889          9,407          5,901
        Gross realized losses .....          6,640          9,723          3,361

    Net realized gains (losses) for the years ended December 31, 1997, 1996 and 1995 consist of the following:

                                               1997          1996         1995
                                             -------       -------       ------
                                                      (In Thousands)
        Fixed maturities ...............   $   861       $(1,329)      $1,805
        Equity securities ..............     4,388         1,013          735
        Other ..........................      (320)           72        1,336
                                           -------------------------------------
        Total realized gains (losses) ..   $ 4,929       $  (244)      $3,876
                                           =====================================


    There were no deferred losses at December 31, 1997, and $2.2 million at December 31, 1996, resulting from terminated and expired futures contracts. These are included in fixed maturities and amortized as an adjustment to net investment income. There were no outstanding agreements to sell securities at December 31, 1997 or 1996.

    The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1997 is as follows:

        Quality Rating                      Carrying Amount                 %
---------------------------------               ----------               ------
                                             (In Thousands)
        AAA .....................               $1,024,624                48.73%
        AA ......................                  161,469                 7.68
        A .......................                  396,387                18.85
        BBB .....................                  329,371                15.66
        Noninvestment grade......                  190,884                 9.08
                                                ----------               ------
                                                $2,102,735               100.00%
                                                ================================

    The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1997 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3. EMPLOYEE BENEFIT PLANS

    Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

    Pension cost for the plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                             1997          1996           1995
                                            -------       -------       -------
                                                       (In Thousands)
        Service cost .................      $   641       $   670       $   528
        Interest cost ................          721           587           508
        Actual return on plan assets .       (1,892)       (1,064)       (1,568)
        Net amortization and deferral           990           284           900
        Termination benefits .........        1,539          --            --
                                            -----------------------------------
        Net pension cost .............      $ 1,999       $   477       $   368
                                            ===================================

The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                December 31
                                                           1997          1996
                                                         --------      --------
                                                             (In Thousands)
       Actuarial present value of benefit obligations:
         Vested benefit obligation .................     $ (8,191)     $ (6,059)
         Non-vested benefit obligation .............         (865)         (202)
                                                         -----------------------
         Accumulated benefit obligation ............       (9,056)       (6,261)
         Excess of projected benefit obligation
           over accumulated benefit obligation .....       (3,431)       (2,961)
         Projected benefit obligation ..............      (12,487)       (9,222)
        Plan assets, at fair market value ..........       11,279        10,085
                                                         -----------------------
        Plan assets greater than (less than) projected
           benefit obligation ......................       (1,208)          863
        Unrecognized net loss ......................        1,819         1,007
        Unrecognized prior service cost ............          642           700
        Unrecognized net asset established at the
          date of initial application ..............       (1,657)       (1,841)
                                                         -----------------------
        Net (accrued) prepaid pension cost .........     $   (404)     $    729
                                                         =======================

Assumptions were as follows:

                                                                    1997    1996    1995
                                                                    ----    ----    ----
        Weighted average discount rate ..........................   7.25%   7.75%    7.5%
        Weighted average rate of increase in compensation
        for participants age 45 and older .......................    4.5     4.5     4.5
        Weighted average expected long-term return on plan assets    9.0     9.0     9.0

    Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1997. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

    In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age
    40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

    Retiree medical care and life insurance cost for the total plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                                 1997          1996         1995
                                                -----          ----         ----
                                                          (In Thousands)
        Service cost ..................         $ 155          $157         $151
        Interest cost .................           291           280          305
        Net amortization ..............           (32)          --           --
        Termination benefits ..........           372           --           --
                                                --------------------------------
                                                $ 786          $437         $456
                                                ================================

The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                          1997           1996
                                                         -------        -------
                                                             (In Thousands)
        Accumulated postretirement benefit
            obligation:
                Retirees .........................       $(2,595)       $(2,498)
        Active participants:
                Retirement eligible ..............          (666)          (568)
                Others ...........................        (1,100)        (1,023)
                                                         -----------------------
                                                          (4,361)        (4,089)
        Unrecognized net gain ....................          (692)          (348)
                                                         -----------------------
        Accrued postretirement benefit cost ......       $(5,053)       $(4,437)
                                                         =======================

    The annual assumed rate of increase in the per capita cost of covered benefits is 9% for 1997 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $201,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1997 by $55,000.

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.25%, 7.75% and 7.5% at December 31, 1997, 1996 and 1995,
    respectively.

    The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,857,000, $1,783,000 and $1,567,000 for 1997, 1996 and 1995, respectively.

4. REINSURANCE

    The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1997 and 1996 was $7.4 billion and $4 billion, respectively.

    Principal reinsurance transactions for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                 1997         1996        1995
                                                -------      -------      ------
                                                          (In Thousands)
        Reinsurance ceded:
                Premiums paid ............      $33,872      $25,442      $5,305
                                                ================================
                Commissions received .....      $ 4,636      $ 4,669      $  230
                                                ================================
                Claim recoveries .........      $14,581      $ 5,235      $3,089
                                                ================================

    In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1997 and 1996, the Company had established a receivable totaling $408,096,000 and $92,197,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

    In 1997, the Company transferred, though a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14,625,000 which is deferred in other liabilities and amortized to income over the estimated life of the business transferred.

    In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1997, the Company believes adequate provision has been made for such losses.

5. INCOME TAXES

    The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

    Income tax expense consists of the following for the years ended December 31, 1997, 1996 and 1995:

                                         1997              1996             1995
                                     --------           -------          -------
                                                      (In Thousands)
        Current ...........          $ 32,194           $12,528          $15,200
        Deferred ..........           (10,627)            8,343            2,727
                                     -------------------------------------------
                                     $ 21,567           $20,871          $17,927
                                     ===========================================

    The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

    Net deferred tax assets or liabilities consist of the following:

                                                                 December 31
                                                           --------------------
                                                             1997          1996
                                                           -------       -------
                                                                (In Thousands)
        Deferred tax assets:
           Future policy benefits ..................       $ 9,869       $20,487
           Net unrealized depreciation on
              securities available-for-sale ........          --           1,409
           Guaranty fund assessments ...............         1,250         1,400
           Employee benefits .......................         6,487         4,852
           Deferred gain on coinsurance agreement ..         4,970          --
           Other ...................................         7,497         4,620
                                                           ---------------------
        Total deferred tax assets ..................        30,073        32,768
        Deferred tax liabilities:
           Deferred policy acquisition costs .......        53,173        69,647
           Net unrealized appreciation on
              securities available-for-sale ........        18,115          --
           Deferred gain on investments ............         8,378        10,446
           Depreciation ............................         1,935         2,061
           Other ...................................         6,733         5,461
                                                           ---------------------
        Total deferred tax liabilities .............        88,334        87,615
                                                           ---------------------
        Net deferred tax liabilities ...............       $58,261       $54,847
                                                           =====================

6. CONDENSED FAIR VALUE INFORMATION

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

    SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                              December 31, 1997       December 31, 1996
                                         -----------------------   -----------------------
                                          Carrying       Fair       Carrying      Fair
                                            Amount       Value        Amount      Value
                                         ----------   ----------   ----------   ----------
                                                           (In Thousands)
    Investments:
        Mortgage loans ...............   $   64,251   $   66,454   $   66,611   $   69,004
        Policy loans .................       85,758       85,993      106,822      108,685
    Liabilities:
        Supplementary contracts
          without life contingencies .       29,890       30,189       33,225       33,803
        Individual and group annuities    1,894,605    1,713,509    1,942,697    1,767,692
        Long-term debt ...............       65,000       71,793       65,000       67,683

    7. COMMITMENTS AND CONTINGENCIES

    The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,018,000, $1,108,000 and $802,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company has aggregate future lease commitments at December 31, 1997 of $3,906,000 for noncancelable operating leases consisting of $1,158,000 in 1998, $1,026,000 in 1999, $940,000 in 2000,
    $782,000 in 2001. There are no noncancelable lease commitments beyond 2001.

    In 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

    In connection with its investments in low income housing partnerships, the Company is committed to invest additional capital of $4,008,000 and $9,190,000 in 1998 and 1999, respectively.

    Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1997. Additional accruals in the amount of $1,574,000 and $2,302,000 were recorded during 1996 and 1995, respectively. At December 31, 1997, the Company has reserved $3,573,000 to cover current and estimated future assessments, net of related premium tax credits.

8. LONG-TERM DEBT AND OTHER BORROWINGS

    The Company has a $61.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1997 and 1996.

    In February 1996, the Company negotiated three separate $5 million advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

    In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each pay ment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

9. RELATED PARTY TRANSACTIONS

    The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $85,950,000 and $60,559,000 at December 31, 1997 and 1996, respectively.

10. ASSETS HELD IN SEPARATE ACCOUNTS

    Separate account assets were as follows:

                                                               December 31
                                                             1997       1996
                                                         ----------   ----------
                                                             (In Thousands)
        Premium and annuity considerations for
         the variable annuity products and
         variable universal life product for
         which the contractholder, rather than
         the Company, bears the investment risk .........$3,716,639   $2,793,911

        Assets of the separate accounts owned
         by the Company, at fair value ..................      --          9,016
                                                         -----------------------
                                                         $3,716,639   $2,802,927
                                                         =======================

11. STATUTORY INFORMATION

    The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insur ance operations are $382,005,000 and $286,689,000 at December 31, 1997 and 1996, respectively.

12. IMPACT OF YEAR 2000 (UNAUDITED)

    Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

    The Company has completed an assessment of its systems which will need to be modified or replaced to function properly in the year 2000. Based on this assessment, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements. The Company has been in the process of converting existing products to a new administration system during the past few years, and all new products during this conversion period have been placed on the new system.

    The modification or replacement of the Company's computer systems not currently year 2000 ready is estimated to be completed not later than March 31, 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software and conversions to new software, the year 2000 issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made or are not completed timely, the year 2000 issue could have a material impact on the operations of the Company.

    The Company has initiated formal communications with significant third parties which provide the Company with information to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to solve their own year 2000 issues. There is no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems. However, third-party vendors of the Company's primary adminis trative systems have represented to the Company that the systems are or will be year 2000 ready.

    The costs of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved, and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to convert to year 2000 ready systems and similar uncertainties.

                                     PART C
                                     ------
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements

                    All required financial statements are included in Part B of this Registration Statement.

               (b)  Exhibits
                      (1) Certified Resolution of the Board of Directors of Security Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account(a)
                      (2)  Not Applicable
                      (3)  Distribution Agreement(b)
                      (4)  (a)  Individual Contract (Form V6021 4-94)(d)
                           (b)  Unisex Individual Contract (Form V6021 4-94U)(d)
                           (c)  Loan Endorsement (Form V6846 R1-97)(d)
                           (d)  SIMPLE IRA Endorsement (Form 4453C-5S 2-97)(d)
                           (e)  IRA Endorsement (Form 6842A 1-97)(d)
                           (f)  TSA Endorsement (Form 6832A R9-96)(d)
                           (g)  457 Endorsement (Form V6054 1-98)
                      (5)  Form of Application
                      (6)  (a) Composite of Articles of Incorporation of SBL(c)
                           (b) Bylaws of SBL
                      (7)  Not Applicable
                      (8)  (a)  Participation Agreement(b)
                           (b)  Master Agreement(b)
                      (9)  Opinion of Counsel
                     (10)  Consent of Independent Auditors
                     (11)  Not Applicable
                     (12)  Not Applicable
                     (13)  Schedule of Computation of Performance
                     (14)  Financial Data Schedules
                     (15) Powers of Attorney of Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Steven J. Douglass, Howard R. Fricke, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (April 28, 1995).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (September 21, 1995).

(c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 5 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (January 2, 1997).

(d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (April 30, 1997).

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR
--------   ---------------------------------------

            NAME AND PRINCIPAL
             BUSINESS ADDRESS            POSITIONS AND OFFICES WITH DEPOSITOR
             ----------------            ------------------------------------

            Howard R. Fricke*            Chairman of the Board, Chief
                                         Executive Officer and Director

            Thomas R. Clevenger          Director
            P.O. Box 8514
            Wichita, Kansas 67208

            Sister Loretto Marie Colwell Director
            1700 SW 7th Street
            Topeka, Kansas 66044

            John C. Dicus                Director
            700 Kansas Avenue
            Topeka, Kansas 66603

            Steven J. Douglass           Director
            3231 E. 6th Street
            Topeka, Kansas 66607

            William W. Hanna             Director
            P.O. Box 2256
            Wichita, KS 67201

            John E. Hayes, Jr.           Director
            P.O. Box 889
            Topeka, Kansas 66601

            Laird G. Noller              Director
            2245 Topeka Avenue
            Topeka, Kansas 66611

            Frank C. Sabatini            Director
            120 SW 6th Street
            Topeka, Kansas 66603

            Robert C. Wheeler            Director
            P.O. Box 148
            Topeka, Kansas 66601

            Donald J. Schepker*          Senior Vice President, Chief Financial
                                         Officer and Treasurer

            Kris A. Robbins*             President and Chief Operating Officer

            Roger K. Viola*              Senior Vice President, General Counsel
                                         and Secretary

            T. Gerald Lee*               Senior Vice President and Chief
                                         Administrative Officer

            Malcolm E. Robinson*         Senior Vice President and Assistant to
                                         the Chairman and CEO

            Donald E. Caum*              Senior Vice President and Chief
                                         Marketing Officer

            Richard K Ryan*              Senior Vice President

            Amy J. Lee*                  Associate General Counsel and Vice
                                         President

            James R. Schmank*            Senior Vice President

            Tom Swank                    Vice President and Chief Investment
                                         Officer

           *Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

           The Depositor, Security Benefit Life Insurance Company ("SBL"), is owned by its policy owners. No one person holds more than approximately 0.0004% of the voting power of SBL. The Registrant is a segregated asset account of SBL.

           The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account or SBL:

                                                                   PERCENT OF
                                              JURISDICTION OF  VOTING SECURITIES
                    NAME                       INCORPORATION      OWNED BY SBL
                    ----                       -------------      ------------

 Security Benefit Life Insurance Company            Kansas              -----
 (Mutual Life Insurance Company)

 Security Benefit Group, Inc.                       Kansas               100%
 (Holding Company)

 Security Management Company, LLC                   Kansas               100%
 (Investment Adviser)

 Security Distributors, Inc.                        Kansas               100%
 (Broker/Dealer, Principal Underwriter of
 Mutual Funds)

 Security Benefit Academy, Inc.                     Kansas               100%
 (Daycare Company)

 Creative Impressions, Inc.                         Kansas               100%
 (Advertising Agency)

 Security Benefit Clinic and Hospital               Kansas               100%
 (Nonprofit provider of hospital
 benevolences for fraternal certificate
 holders)

 First Advantage Insurance Agency, Inc.             Kansas               100%

 First Security Benefit Life Insurance and         New York              100%
 Annuity Company of New York

           SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, Variflex, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, Parkstone Variable Annuity Separate Account and Variflex LS.

           Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

            Security Ultra Fund                 34.0%     SBL Fund       100%
            Security Growth and Income Fund     40.2%

ITEM 27.   NUMBER OF CONTRACT OWNERS
--------   -------------------------

           As of March 1, 1998, there were 4,299 owners of T. Rowe Price Variable Annuity Contracts.

ITEM 28.   INDEMNIFICATION
--------   ---------------

           The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

           The Articles of Incorporation include the following provision:

               A Director shall not be personally liable to the Corporation or to its policyholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director

               A. for any breach of his or her duty of loyalty to the Corporation or its policyholders;

               B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

               C. under the provisions of K.S.A. 17-6424 and amendments thereto; or

               D. for any transaction from which the director derived an improper personal benefit.

               This Article Eighth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article Eighth becomes effective.

           Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITER
--------   ---------------------

           (a) T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price Associates, Inc., serves as the distributor of the T. Rowe Price Variable Annuity Account contracts. Investment Services receives no compensation for distributing the Contracts. Investment Services also serves as principal underwriter for the following investment companies:

                 T. Rowe Price Growth Stock Fund, Inc.; T. Rowe Price New Horizons Fund, Inc.; T. Rowe Price New Era Fund, Inc.; T. Rowe Price New Income Fund, Inc.; T. Rowe Price Growth & Income Fund, Inc.; T. Rowe Price Prime Reserve Fund, Inc.; T. Rowe Price Tax-Free Income Fund, Inc.; T. Rowe Price Tax-Exempt Money Fund, Inc.; T. Rowe Price Short-Term Bond Fund, Inc.; T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.; T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.; T. Rowe Price High Yield Fund, Inc.; T. Rowe Price Tax-Free High Yield Fund, Inc.; T. Rowe Price GNMA Fund; T. Rowe Price Equity Income Fund; T. Rowe Price New America Growth Fund; T. Rowe Price Capital Appreciation Fund; T. Rowe Price Capital Opportunity Fund, Inc.; T. Rowe Price Science & Technology Fund, Inc.; T. Rowe Price Health Science Fund, Inc.; T. Rowe Price Small-Cap Value Fund, Inc.; T. Rowe Price U.S. Treasury Funds, Inc. (which includes U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund);
                 T. Rowe Price State Tax-Free Income Trust (which includes Maryland Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, Virginia Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, Georgia Tax-Free Bond Fund, Florida Insured Intermediate Tax-Free Fund, and Maryland Short-Term Tax-Free Bond Fund); T. Rowe Price California Tax-Free Income Trust (which includes California Tax-Free Bond Fund and California Tax-Free Money
                 Fund); T. Rowe Price Index Trust, Inc. (which includes the T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund and T. Rowe Price Total Equity Market Index
                 Fund); T. Rowe Price Spectrum Fund, Inc. (which includes the Spectrum Growth Fund, Spectrum International Fund and Spectrum Income Fund); T. Rowe Price Short-Term U.S. Government Fund, Inc.; T. Rowe Price Value Fund, Inc.; T. Rowe Price Balanced Fund, Inc.; T. Rowe Price Mid-Cap Growth Fund, Inc.; T. Rowe Price Small Cap Stock Fund, Inc. (which includes T. Rowe Price OTC Fund); T. Rowe Price Blue Chip Growth Fund, Inc.; T. Rowe Price Dividend Growth Fund, Inc.; T. Rowe Price Summit Funds, Inc. (which includes Summit Cash Reserves Fund, Summit Limited-Term Bond Fund and Summit GNMA Fund); T. Rowe Price Summit Municipal Funds, Inc. (which includes Summit Municipal Money Market Fund, Summit Municipal Intermediate Fund, Summit Municipal Income Fund); T. Rowe Price Corporate Income Fund, Inc.; T. Rowe Price Equity Series, Inc., (which includes T. Rowe Price Equity Income Portfolio and T. Rowe Price New America Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and T. Rowe Price Personal Strategy Balanced Portfolio); T. Rowe Price Fixed Income Series, Inc. (which includes T. Rowe Price Limited-Term Bond Portfolio); T. Rowe Price International Series, Inc. (which includes T. Rowe Price International Stock Portfolio); Personal Strategy Funds, Inc. (which includes T. Rowe Price Personal Strategy Income Fund, T. Rowe Price Personal Strategy Balanced Fund and Personal Strategy Growth Fund); T. Rowe Price International Fund (which includes the T. Rowe Price International Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price European Stock Fund, T. Rowe Price New Asia Fund, T. Rowe Price Global Government Bond Fund,
                 T. Rowe Price Japan Fund, T. Rowe Price Short-Term Global Fund,
                 T. Rowe Price Latin America Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Global Stock Fund, and T. Rowe Price Emerging Markets Bond Fund); Frank Russell Investment Securities Fund; the RPF International Bond Fund; and the Institutional International Funds, Inc. (which includes the Foreign Equity Fund).

           (b)

                  NAME AND PRINCIPAL          POSITION AND OFFICES
                  BUSINESS ADDRESS*             WITH UNDERWRITER
                  ------------------          ------------------
                  James S. Riepe              Chairman of the Board of Directors
                  Patricia M. Archer          Vice President
                  Edward C. Bernard           President and Director
                  Joseph C. Bonasorte         Vice President
                  Darrell N. Braman           Vice President
                  Ronae M. Brock              Vice President
                  Meredith C. Callanan        Vice President
                  Christine M. Carolan        Vice President
                  Joseph A. Carrier           Vice President
                  Laura H. Chasney            Vice President
                  Renee M. Christoff          Vice President
                  Victoria C. Collins         Vice President
                  Christopher W. Dyer         Vice President
                  Christine Fahlund           Vice President
                  Mark S. Finn                Vice President
                  Forrest R. Foss             Vice President
                  James W. Graves             Vice President
                  Andrea G. Griffin           Vice President
                  Douglas E. Hanson           Vice President
                  David J. Healy              Vice President
                  Joseph P. Healy             Vice President
                  Walter J. Helmlinger        Vice President
                  Eric G. Knauss              Vice President
                  Henry H. Hopkins            Vice President and Director
                  Douglas G. Kremer           Vice President
                  Sharon R. Krieger           Vice President
                  Keith Wayne Lewis           Vice President
                  David L. Lyons              Vice President
                  Sarah McCafferty            Vice President
                  Maurice Albert Minerbi      Vice President
                  Nancy M. Morris             Vice President
                  George A. Murnaghan         Vice President
                  Steven E. Norwitz           Vice President
                  Kathleen M. O'Brien         Vice President
                  David Oestreicher           Vice President
                  Pamela D. Preston           Vice President
                  George D. Riedel            Vice President
                  Lucy Beth Robins            Vice President
                  John Richard Rockwell       Vice President
                  Monica R. Tucker            Vice President
                  Charles E. Vieth            Vice President and Director
                  William F. Wendler, II      Vice President
                  Terrie L. Westren           Vice President
                  Jane F. White               Vice President
                  Thomas R. Woolley           Vice President
                  Alvin M. Younger, Jr.       Treasurer and Secretary
                  Mark S. Finn                Controller

                 *Unless otherwise indicated, the business address of each of
                  Investment Services' officers and directors is 100 East Pratt Street, Baltimore, Maryland 21202.

           (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS
--------   --------------------------------

           All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--700 Harrison Street, Topeka, Kansas 66636-0001.

ITEM 31.   MANAGEMENT SERVICES
--------   -------------------

           All management contracts are discussed in Part A or Part B.

ITEM 32.   UNDERTAKINGS
--------   ------------

           (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

           (b) Registrant undertakes that it will affix to or include a post card as part of the T. Rowe Price Variable Annuity Account Prospectus that an applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

           (d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

           (e) Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 20th day of April, 1998.

SIGNATURES AND TITLES

Howard R. Fricke                 SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, President and          (THE DEPOSITOR)
Chief Executive Officer
                                 By:   ROGER K. VIOLA
                                 -----------------------------------------
                                 Roger K. Viola, Senior Vice President, General
                                 Counsel and Secretary as Attorney-In-Fact for
                                 the Officers and Directors Whose Names Appear
                                 Opposite

Thomas R. Clevenger
Director

Sister Loretto Marie Colwell
Director

John C. Dicus
Director

                                 T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                                 (THE REGISTRANT)

Steven J. Douglass
Director                         By:    SECURITY BENEFIT LIFE INSURANCE COMPANY
                                 (THE DEPOSITOR)

                                 By:   HOWARD R. FRICKE
                                       -----------------------------------------
                                       Howard R. Fricke, Chairman of the Board,
                                       President Chief Executive Officer and
                                       Director
William W. Hanna
Director



John E. Hayes, Jr.
Director                         By:   DONALD J. SCHEPKER
                                       -----------------------------------------
                                       Donald J. Schepker, Senior Vice
                                       President, Chief Financial Officer and
                                       Treasurer
Laird G. Noller
Director

Frank C. Sabatini                (ATTEST):    ROGER K. VIOLA
Director                                      ----------------------------------
                                               Roger K. Viola, Senior Vice
                                               President, General Counsel and
                                               Secretary

Robert C. Wheeler
Director                         Date:  April 20, 1998

                                  EXHIBIT INDEX

  (1)   None

  (2)   None

  (3)   None

  (4) (g) 457 Endorsement (Form V6054 1-98)

  (5)   Form of Application

  (6)   (a) None
        (b) Bylaws of SBL

  (7)   None

  (8)   (a) None
        (b) None

  (9)   Opinion of Counsel

 (10)   Consent of Independent Auditors

 (11)   None

 (12)   None

 (13)   Schedule of Computation of Performance

 (14)   Financial Data Schedules

 (15) Powers of Attorney of Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Steven J. Douglass, Howard R. Fricke, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler